Exhibit 99.1

cks
star market
Guy Fieri's
TEQUILA COCINA
Delaware North
THE HUB
ON CAUSEWAY
bxp Boston Properties
BANNERS
HUB HALL
PROSHOP
verizon
TD GARDEN
NORTH STATION
PROSHOP

Supplemental Operating and Financial Data
for the Quarter Ended December 31, 2019

THE COMPANY

Boston Properties, Inc. (NYSE: BXP) (“Boston Properties,” “BXP” or the “Company”) is the largest publicly-traded developer, owner and manager of Class A office properties in the United States, concentrated in five markets -  Boston, Los Angeles, New York, San Francisco and Washington, DC. The Company is a fully integrated real estate company, organized as a real estate investment trust (REIT), that develops, manages, operates, acquires and owns a diverse portfolio of primarily Class A office space. The Company’s complete portfolio totals 52.0 million square feet and 196 properties, including 11 properties under construction/redevelopment, and consists of 177 office properties, 12 retail properties, six residential properties and one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy tenants. Boston Properties actively works to promote its growth and operations in a sustainable and responsible manner.  The Company has earned eight consecutive Global Real Estate Sustainability Benchmark (GRESB) Green Stars and the highest GRESB 5-star Rating. Boston Properties, an S&P 500 Company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “budgeted,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 54.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after priority allocations, income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 58.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Michael E. LaBelle
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Executive Vice President, Chief Financial Officer
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3352 or
(t) 617.236.3300		investorrelations@bxp.com	mlabelle@bxp.com
(f) 617.236.3311		(t) 617.236.3822
		(f) 617.236.3311	Sara Buda
Vice President, Investor Relations
at 617.236.3429 or
sbuda@bxp.com

(Cover photo: Hub on Causeway - Podium, Boston, MA)

Q4 2019
Table of contents

Q4 2019
Company profile

SNAPSHOT

(as of December 31, 2019)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	196
Total Square Feet (includes unconsolidated joint ventures)	52.0 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1]	172.7 million
Closing Price, at the end of the quarter	$137.86 per share
Dividend - Quarter/Annualized	$0.98/$3.92 per share
Dividend Yield	2.84%
Consolidated Market Capitalization [1]	$35.8 billion
BXP’s Share of Market Capitalization [1,2]	$35.6 billion
Senior Debt Ratings	A- (S&P); Baa1 (Moody’s)
STRATEGY

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the Company maintains consistent strategies that include the following:

•
to maintain a keen focus on select markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco and Washington, DC;

•
to invest in the highest quality buildings (primarily office) with unique amenities and locations that are able to maintain high occupancy, achieve premium rental rates through economic cycles and that advance our commitment to sustainable development and operations;

•
in our core markets, to maintain scale and a full-service real estate capability (development, construction, leasing and property management) to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as development, repositioning, acquisitions and dispositions, throughout the real estate investment cycle and (3) provide superior service to our tenants;

•
to be astute in market timing for investment decisions by developing into economic growth, acquiring properties in times of opportunity and selling assets at attractive prices, resulting in continuous portfolio refreshment;

•	to ensure a strong balance sheet to maintain consistent access to capital and the resultant ability to make opportunistic investments; and

•
to foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals and the counterparty of choice for tenants and real estate industry participants.

MANAGEMENT

Board of Directors		Chairman Emeritus
Joel I. Klein	Chairman of the Board	Mortimer B. Zuckerman
Owen D. Thomas	Chief Executive Officer
Douglas T. Linde	President	Management
Kelly A. Ayotte		Owen D. Thomas	Chief Executive Officer
Bruce W. Duncan	Chair of Compensation Committee	Douglas T. Linde	President
Karen E. Dykstra		Raymond A. Ritchey	Senior Executive Vice President
Carol B. Einiger		Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Diane J. Hoskins
Matthew J. Lustig	Chair of Nominating & Corporate Governance Committee	Peter D. Johnston	Executive Vice President, Washington, DC Region
		Bryan J. Koop	Executive Vice President, Boston Region
David A. Twardock	Chair of Audit Committee	Robert E. Pester	Executive Vice President, San Francisco Region
William H. Walton, III		John F. Powers	Executive Vice President, New York Region
		Frank D. Burt	Senior Vice President and Chief Legal Officer
		Michael R. Walsh	Senior Vice President and Chief Accounting Officer
TIMING OF EARNINGS ANNOUNCEMENTS

Quarterly results for the next four quarters will be announced according to the following schedule:

First Quarter, 2020	Tentatively April 28, 2020
Second Quarter, 2020	Tentatively July 28, 2020
Third Quarter, 2020	Tentatively October 27, 2020
Fourth Quarter, 2020	Tentatively January 26, 2021
____________________

[1]	For additional detail, see page 27.

[2]	For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

Q4 2019
Guidance and assumptions

GUIDANCE

The Company’s guidance for the first quarter and full year 2020 for diluted earnings per common share attributable to Boston Properties, Inc. common shareholders (EPS) and diluted funds from operations (FFO) per common share attributable to Boston Properties, Inc. common shareholders is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, the timing of the lease-up of available space and development deliveries and the earnings impact of the events referenced in the Company’s earnings release issued on January 28, 2020 and otherwise referenced during the Company’s conference call scheduled for January 29, 2020.  Except as otherwise publicly disclosed, the estimates do not include any material (1) possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, (2) other possible capital markets activity or (3) possible future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense and any gains or losses associated with disposition activity. The Company is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 56. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth below.

	First Quarter 2020		Full Year 2020
	Low	High	Low	High
Projected EPS (diluted)	$3.22	$3.24	$5.91	$6.09
Add:
Projected Company share of real estate depreciation and amortization	0.95	0.95	3.93	3.93
Projected Company share of (gains)/losses on sales of real estate	(2.37)	(2.37)	(2.37)	(2.37)
Projected FFO per share (diluted)	$1.80	$1.82	$7.47	$7.65

ASSUMPTIONS
(dollars in thousands)

	Full Year 2020
	Low		High
Operating property activity:
Average In-service portfolio occupancy	92.50%	—	93.50%
Increase in BXP’s Share of Same Property net operating income (excluding termination income)	3.00%	—	4.75%
Increase in BXP’s Share of Same Property net operating income - cash (excluding termination income)	3.00%	—	4.75%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year (excluding asset sales)	$60,000	—	$70,000
BXP’s Share of incremental net operating income related to asset sales over prior year	$(15,000)	—	$(15,000)
BXP’s Share of straight-line rent and fair value lease revenue (non-cash revenue)	$110,000	—	$135,000
Hotel net operating income	$14,500	—	$16,000
Termination income	$2,000	—	$8,000

Other revenue (expense):
Development and management services revenue	$27,000	—	$33,000
General and administrative expense [1]	$(146,000)	—	$(142,000)
Net interest expense	$(415,000)	—	$(395,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(155,000)	—	$(145,000)

_____________

[1]	Excludes estimated changes in the market value of the Company’s deferred compensation plan and Gains from investments in securities.

Q4 2019
Financial highlights

(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	31-Dec-19	30-Sep-19
Net income attributable to Boston Properties, Inc. common shareholders	$140,824	$107,771
Net income attributable to Boston Properties, Inc. per share - diluted	$0.91	$0.70
FFO attributable to Boston Properties, Inc. common shareholders [1]	$289,937	$253,631
Diluted FFO per share [1]	$1.87	$1.64
Dividends per common share	$0.98	$0.95
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$185,828	$191,920

Selected items:
Revenue	$757,501	$743,553
Recoveries from tenants	$121,147	$124,445
Service income from tenants	$3,312	$3,180
BXP’s Share of revenue [3]	$722,647	$704,171
BXP’s Share of straight-line rent [3,4]	$43,501	$(1,904)
BXP’s Share of straight-line rent from deferred revenue [3,5]	$—	$(22,156)
BXP’s Share of fair value lease revenue [3,6]	$3,298	$4,467
BXP’s Share of termination income [3]	$1,397	$1,960
Ground rent expense	$3,602	$3,637
Capitalized interest	$13,658	$16,184
Capitalized wages	$2,327	$2,583
BXP’s Share of internal leasing and external legal costs that were to be capitalized prior to the adoption of ASU 2016-02 - “Leases” on January 1, 2019 [3]	$844	$1,523
Income (loss) from unconsolidated joint ventures	$(936)	$(649)
BXP’s share of FFO from unconsolidated joint ventures [7]	$13,554	$13,583
Net income attributable to noncontrolling interests in property partnerships	$16,338	$18,470
FFO attributable to noncontrolling interests in property partnerships [8]	$34,454	$35,872

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$9,843	$11,535
Below-market rents (included within Other Liabilities)	$39,343	$44,000
Accrued rental income liability (included within Other Liabilities) [4]	$125,964	$127,699

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [9]	4.10	4.01
Interest Coverage Ratio (including capitalized interest) [9]	3.55	3.43
Fixed Charge Coverage Ratio [9]	2.84	2.66
BXP’s Share of Net Debt to BXP’s Share of EBITDAre [10]	6.38	6.47
Change in BXP’s Share of Same Store Net Operating Income (NOI) (excluding termination income) [11]	5.2%	7.1%
Change in BXP’s Share of Same Store NOI (excluding termination income) - cash [11]	(0.1)%	5.2%
FAD Payout Ratio [2]	91.12%	85.47%
Operating Margins [(rental revenue - rental expense)/rental revenue]	63.3%	63.0%
Occupancy of In-Service Properties	93.0%	92.6%

Capitalization:
Consolidated Debt	$11,811,806	$11,838,738
BXP’s Share of Debt [12]	$11,592,062	$11,561,991
Consolidated Market Capitalization	$35,819,952	$34,415,850
Consolidated Debt/Consolidated Market Capitalization	32.98%	34.40%
BXP’s Share of Market Capitalization [12]	$35,600,208	$34,139,103
BXP’s Share of Debt/BXP’s Share of Market Capitalization [12]	32.56%	33.87%
_____________

[1]	For a quantitative reconciliation of FFO attributable to Boston Properties, Inc. common shareholders and Diluted FFO per share, see page 7.

[2]	For a quantitative reconciliation of FAD, see page 8. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

[3]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

[4]	For the three months ended September 30, 2019, includes the straight-line impact related to deferred revenue from a tenant.

[5]	Represents the straight-line impact related to deferred revenue from a tenant. For additional information, see page 58.

[6]	Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.

Q4 2019
Financial highlights (continued)

[7]	For a quantitative reconciliation for the three months ended December 31, 2019, see page 36.

[8]	For a quantitative reconciliation for the three months ended December 31, 2019, see page 33.

[9]	For a quantitative reconciliation for the three months ended December 31, 2019 and September 30, 2019, see page 31.

[10]	For a quantitative reconciliation for the three months ended December 31, 2019 and September 30, 2019, see page 30.

[11]	For a quantitative reconciliation for the three months ended December 31, 2019, see page 11.

[12]	For a quantitative reconciliation for December 31, 2019, see page 27.

Q4 2019
Consolidated Balance Sheets

(unaudited and in thousands)

	31-Dec-19	30-Sep-19
ASSETS
Real estate	$21,458,412	$21,088,492
Construction in progress	789,736	953,336
Land held for future development	254,828	246,972
Right of use assets - finance leases	237,394	237,394
Right of use assets - operating leases	148,640	149,231
Less accumulated depreciation	(5,266,798)	(5,164,353)
Total real estate	17,622,212	17,511,072
Cash and cash equivalents	644,950	751,210
Cash held in escrows	46,936	53,555
Investments in securities	36,747	34,375
Tenant and other receivables, net	112,807	102,155
Related party note receivable	80,000	80,000
Note receivable	15,920	19,844
Accrued rental income, net	1,038,788	1,003,033
Deferred charges, net	689,213	689,768
Prepaid expenses and other assets	41,685	110,308
Investments in unconsolidated joint ventures	955,647	933,255
Total assets	$21,284,905	$21,288,575

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,922,408	$2,952,006
Unsecured senior notes, net	8,390,459	8,387,913
Unsecured line of credit	—	—
Unsecured term loan, net	498,939	498,819
Lease liabilities- finance leases	224,042	221,029
Lease liabilities - operating leases	200,180	199,755
Accounts payable and accrued expenses	377,553	421,269
Dividends and distributions payable	170,713	165,421
Accrued interest payable	90,016	83,177
Other liabilities	387,994	356,338
Total liabilities	13,262,304	13,285,727

Commitments and contingencies	—	—

Redeemable deferred stock units	8,365	7,081
Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding at December 31, 2019 and September 30, 2019	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 154,869,198 and 154,650,973 issued and 154,790,298 and 154,572,073 outstanding at December 31, 2019 and September 30, 2019, respectively	1,548	1,546
Additional paid-in capital	6,294,719	6,274,792
Dividends in excess of earnings	(760,523)	(749,666)
Treasury common stock at cost, 78,900 shares at December 31, 2019 and September 30, 2019	(2,722)	(2,722)
Accumulated other comprehensive loss	(48,335)	(51,996)
Total stockholders’ equity attributable to Boston Properties, Inc.	5,684,687	5,671,954

Noncontrolling interests:
Common units of the Operating Partnership	600,860	603,690
Property partnerships	1,728,689	1,720,123
Total equity	8,014,236	7,995,767

Total liabilities and equity	$21,284,905	$21,288,575

Q4 2019
Consolidated Income Statements

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	31-Dec-19	30-Sep-19
Revenue
Lease	$706,349	$692,225
Parking and other	26,727	25,582
Hotel revenue	11,793	13,014
Development and management services	10,473	10,303
Direct reimbursements of payroll and related costs from management services contracts	2,159	2,429
Total revenue	757,501	743,553
Expenses
Operating	131,246	129,852
Real estate taxes	136,911	135,419
Demolition costs	762	332
Hotel operating	8,318	8,743
General and administrative [1]	32,797	31,147
Payroll and related costs from management services contracts	2,159	2,429
Transaction costs	569	538
Depreciation and amortization	169,897	165,862
Total expenses	482,659	474,322
Other income (expense)
Income (loss) from unconsolidated joint ventures	(936)	(649)
Gains (losses) on sales of real estate	(57)	(15)
Gains from investments in securities [1]	2,177	106
Interest and other income	4,393	7,178
Losses from early extinguishments of debt	(1,530)	(28,010)
Interest expense	(102,880)	(106,471)
Net income	176,009	141,370
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(16,338)	(18,470)
Noncontrolling interest - common units of the Operating Partnership [2]	(16,222)	(12,504)
Net income attributable to Boston Properties, Inc.	143,449	110,396
Preferred dividends	(2,625)	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders	$140,824	$107,771

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.91	$0.70
Net income attributable to Boston Properties, Inc. per share - diluted	$0.91	$0.70

_____________

[1]
General and administrative expense includes $2.2 million and $0.1 million and Gains from investments in securities include $2.2 million and $0.1 million for the three months ended December 31, 2019 and September 30, 2019, respectively, related to the Company’s deferred compensation plan.

[2]	For additional detail, see page 7.

Q4 2019
Funds from operations (FFO) [1]

(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	31-Dec-19	30-Sep-19
Net income attributable to Boston Properties, Inc. common shareholders	$140,824	$107,771
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	16,222	12,504
Noncontrolling interests in property partnerships	16,338	18,470
Net income	176,009	141,370
Add:
Depreciation and amortization expense	169,897	165,862
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(18,116)	(17,402)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	14,458	13,745
Corporate-related depreciation and amortization	(477)	(411)
Less:
Gain on sale of real estate included within income (loss) from unconsolidated joint ventures	(32)	(487)
Gains (losses) on sales of real estate	(57)	(15)
Noncontrolling interests in property partnerships	16,338	18,470
Preferred dividends	2,625	2,625
FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (Basic FFO)	322,897	282,571
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	32,960	28,940
FFO attributable to Boston Properties, Inc. common shareholders	$289,937	$253,631

Boston Properties, Inc.’s percentage share of Basic FFO	89.79%	89.76%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	10.21%	10.24%
Basic FFO per share	$1.87	$1.64
Weighted average shares outstanding - basic	154,667	154,577
Diluted FFO per share	$1.87	$1.64
Weighted average shares outstanding - diluted	154,992	154,820

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	31-Dec-19	30-Sep-19
Basic FFO	$322,897	$282,571
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	322,897	282,571
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	32,898	28,900
Boston Properties, Inc.’s share of Diluted FFO	$289,999	$253,671

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	31-Dec-19	30-Sep-19
Shares/units for Basic FFO	172,250	172,215
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	325	243
Shares/units for Diluted FFO	172,575	172,458
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,583	17,638
Boston Properties, Inc.’s share of shares/units for Diluted FFO	154,992	154,820

Boston Properties, Inc.’s percentage share of Diluted FFO	89.81%	89.77%
_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

[2]	For a quantitative reconciliation for the three months ended December 31, 2019, see page 33.

[3]	For a quantitative reconciliation for the three months ended December 31, 2019, see page 36.

Q4 2019
Funds available for distributions (FAD) [1]

(dollars in thousands)

	Three Months Ended
	31-Dec-19	30-Sep-19
Net income attributable to Boston Properties, Inc. common shareholders	$140,824	$107,771
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	16,222	12,504
Noncontrolling interests in property partnerships	16,338	18,470
Net income	176,009	141,370
Add:
Depreciation and amortization expense	169,897	165,862
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(18,116)	(17,402)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	14,458	13,745
Corporate-related depreciation and amortization	(477)	(411)
Less:
Gain on sale of real estate included within income (loss) from unconsolidated joint ventures	(32)	(487)
Gains (losses) on sales of real estate	(57)	(15)
Noncontrolling interests in property partnerships	16,338	18,470
Preferred dividends	2,625	2,625
Basic FFO	322,897	282,571
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements 1, [4]	9,403	2,041
BXP’s Share of hedge amortization [1]	1,435	1,435
BXP’s Share of straight-line ground rent expense adjustment [1,5]	1,056	1,019
Stock-based compensation	7,705	7,809
Non-real estate depreciation	477	411
Unearned portion of capitalized fees from consolidated joint ventures [6]	1,300	836
Less:
BXP’s Share of straight-line rent [1]	43,501	(1,904)
BXP’s Share of fair value lease revenue [1,7]	3,298	4,467
BXP’s Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	—
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	86,041	70,199
BXP’s Share of maintenance capital expenditures [1,8]	25,457	31,263
Hotel improvements, equipment upgrades and replacements	148	177
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$185,828	$191,920

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	$169,334	$164,043

FAD Payout Ratio[1] (B÷A)	91.12%	85.47%

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

[2]	For a quantitative reconciliation for the three months ended December 31, 2019, see page 33.

[3]	For a quantitative reconciliation for the three months ended December 31, 2019, see page 36.

[4]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.

[5]
Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2023 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.

[6]	See page 60 for additional information.

[7]	Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.

[8]	Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q4 2019
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI)
(in thousands)

	Three Months Ended
	31-Dec-19	31-Dec-18
Net income attributable to Boston Properties, Inc. common shareholders	$140,824	$148,529
Preferred dividends	2,625	2,625
Net income attributable to Boston Properties, Inc.	143,449	151,154
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	16,222	17,662
Noncontrolling interest in property partnerships	16,338	16,425
Net income	176,009	185,241
Add:
Interest expense	102,880	100,378
Losses from early extinguishments of debt	1,530	16,490
Impairment loss	—	11,812
Depreciation and amortization expense	169,897	165,439
Transaction costs	569	195
Payroll and related costs from management services contracts	2,159	2,219
General and administrative expense	32,797	27,683
Less:
Interest and other income	4,393	3,774
Gains (losses) from investments in securities	2,177	(3,319)
Gains (losses) on sales of real estate	(57)	59,804
Income (loss) from unconsolidated joint ventures	(936)	5,305
Direct reimbursements of payroll and related costs from management services contracts	2,159	2,219
Development and management services revenue	10,473	12,195
Net Operating Income (NOI)	467,632	429,479
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	24,587	24,814
Less:
Partners’ share of NOI from consolidated joint ventures (after priority allocations and income allocation to private REIT shareholders) [2]	45,093	45,369
BXP’s Share of NOI	447,126	408,924
Less:
Termination income	1,397	4,775
BXP’s share of termination income from unconsolidated joint ventures [1]	—	27
Add:
Partners’ share of termination income from consolidated joint ventures [2]	—	115
BXP’s Share of NOI (excluding termination income)	$445,729	$404,237

Net Operating Income (NOI)	$467,632	$429,479
Less:
Termination income	1,397	4,775
NOI from non Same Properties (excluding termination income) [3]	37,263	16,513
Same Property NOI (excluding termination income)	428,972	408,191
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after priority allocations and income allocation to private REIT shareholders) [2]	45,093	45,254
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after priority allocations and income allocation to private REIT shareholders) [3]	206	449
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	24,587	24,787
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	2,144	1,775
BXP’s Share of Same Property NOI (excluding termination income)	$406,528	$386,398

_____________

[1]	For a quantitative reconciliation for the three months ended December 31, 2019, see page 63.

[2]	For a quantitative reconciliation for the three months ended December 31, 2019, see page 60.

[3]
Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to December 31, 2019 and therefore are no longer a part of the Company’s property portfolio.

Q4 2019
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI) - cash

(in thousands)

	Three Months Ended
	31-Dec-19	31-Dec-18
Net income attributable to Boston Properties, Inc. common shareholders	$140,824	$148,529
Preferred dividends	2,625	2,625
Net income attributable to Boston Properties, Inc.	143,449	151,154
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	16,222	17,662
Noncontrolling interest in property partnerships	16,338	16,425
Net income	176,009	185,241
Add:
Interest expense	102,880	100,378
Losses from early extinguishments of debt	1,530	16,490
Impairment loss	—	11,812
Depreciation and amortization expense	169,897	165,439
Transaction costs	569	195
Payroll and related costs from management services contracts	2,159	2,219
General and administrative expense	32,797	27,683
Less:
Interest and other income	4,393	3,774
Gains (losses) from investments in securities	2,177	(3,319)
Gains (losses) on sales of real estate	(57)	59,804
Income (loss) from unconsolidated joint ventures	(936)	5,305
Direct reimbursements of payroll and related costs from management services contracts	2,159	2,219
Development and management services revenue	10,473	12,195
Net Operating Income (NOI)	467,632	429,479
Less:
Straight-line rent	40,460	1,830
Fair value lease revenue	2,965	6,076
Termination income	1,397	4,775
Add:
Straight-line ground rent expense adjustment [1]	843	887
Lease transaction costs that qualify as rent inducements [2]	2,170	3,989
NOI - cash (excluding termination income)	425,823	421,674
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	31,389	24,316
Same Property NOI - cash (excluding termination income)	394,434	397,358
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after priority allocations and income allocation to private REIT shareholders) [4]	41,197	43,416
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after priority allocations and income allocation to private REIT shareholders) [3]	273	854
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	24,590	20,458
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	5,012	1,641
BXP’s Share of Same Property NOI - cash (excluding termination income)	$373,088	$373,613

_____________

[1]
In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $173 and $168 for the three months ended December 31, 2019 and 2018, respectively. As of December 31, 2019, the Company has remaining lease payments aggregating approximately $26.0 million, all of which it expects to incur by the end of 2023 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2023 may vary significantly.

[2]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.

[3]
Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to December 31, 2019 and therefore are no longer a part of the Company’s property portfolio.

[4]	For a quantitative reconciliation for the three months ended December 31, 2019, see page 60.

[5]	For a quantitative reconciliation for the three months ended December 31, 2019, see page 63.

Q4 2019
Same property net operating income (NOI) by reportable segment

(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Dec-19	31-Dec-18	Change	Change	31-Dec-19	31-Dec-18	Change	Change
Rental Revenue [2]	$665,553	$640,568			$21,996	$19,018
Less: Termination income	1,397	4,421			—	—
Rental revenue (excluding termination income) [2]	664,156	636,147	$28,009	4.4%	21,996	19,018	$2,978	15.7%
Less: Operating expenses and real estate taxes	244,784	235,058	9,726	4.1%	12,396	11,916	480	4.0%
NOI (excluding termination income) 2, [3]	$419,372	$401,089	$18,283	4.6%	$9,600	$7,102	$2,498	35.2%

Rental revenue (excluding termination income) [2]	$664,156	$636,147	$28,009	4.4%	$21,996	$19,018	$2,978	15.7%
Less: Straight-line rent and fair value lease revenue	37,404	15,234	22,170	145.5%	147	18	129	716.7%
Add: Lease transaction costs that qualify as rent inducements [4]	2,170	3,532	(1,362)	(38.6)%	—	—	—	—%
Subtotal	628,922	624,445	4,477	0.7%	21,849	19,000	2,849	15.0%
Less: Operating expenses and real estate taxes	244,784	235,058	9,726	4.1%	12,396	11,916	480	4.0%
Add: Straight-line ground rent expense [5]	843	887	(44)	(5.0)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$384,981	$390,274	$(5,293)	(1.4)%	$9,453	$7,084	$2,369	33.4%

	Consolidated Total [1] (A)				BXP’s share of Unconsolidated Joint Ventures (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Dec-19	31-Dec-18	Change	Change	31-Dec-19	31-Dec-18	Change	Change
Rental Revenue [2]	$687,549	$659,586			$35,752	$35,224
Less: Termination income	1,397	4,421			—	25
Rental revenue (excluding termination income) [2]	686,152	655,165	$30,987	4.7%	35,752	35,199	$553	1.6%
Less: Operating expenses and real estate taxes	257,180	246,974	10,206	4.1%	13,309	12,187	1,122	9.2%
NOI (excluding termination income) 2, [3]	$428,972	$408,191	$20,781	5.1%	$22,443	$23,012	$(569)	(2.5)%

Rental revenue (excluding termination income) [2]	$686,152	$655,165	$30,987	4.7%	$35,752	$35,199	$553	1.6%
Less: Straight-line rent and fair value lease revenue	37,551	15,252	22,299	146.2%	5,361	4,574	787	17.2%
Add: Lease transaction costs that qualify as rent inducements [4]	2,170	3,532	(1,362)	(38.6)%	2,496	379	2,117	558.6%
Subtotal	$650,771	$643,445	7,326	1.1%	32,887	31,004	1,883	6.1%
Less: Operating expenses and real estate taxes	257,180	246,974	10,206	4.1%	13,309	12,187	1,122	9.2%
Add: Straight-line ground rent expense [5]	843	887	(44)	(5.0)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$394,434	$397,358	$(2,924)	(0.7)%	$19,578	$18,817	$761	4.0%

	Partners’ share of Consolidated Joint Ventures (C)				BXP’s Share 2, [6]
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Dec-19	31-Dec-18	Change	Change	31-Dec-19	31-Dec-18	Change	Change
Rental Revenue [2]	$74,548	$73,055			$648,753	$621,755
Less: Termination income	—	115			1,397	4,331
Rental revenue (excluding termination income) [2]	74,548	72,940	$1,608	2.2%	647,356	617,424	$29,932	4.8%
Less: Operating expenses and real estate taxes	29,661	28,135	1,526	5.4%	240,828	231,026	9,802	4.2%
NOI (excluding termination income) 2, [3]	$44,887	$44,805	$82	0.2%	$406,528	$386,398	$20,130	5.2%

Rental revenue (excluding termination income) [2]	$74,548	$72,940	$1,608	2.2%	$647,356	$617,424	$29,932	4.8%
Less: Straight-line rent and fair value lease revenue	4,131	2,413	1,718	71.2%	38,781	17,413	21,368	122.7%
Add: Lease transaction costs that qualify as rent inducements [4]	168	170	(2)	(1.2)%	4,498	3,741	757	20.2%
Subtotal	70,585	70,697	(112)	(0.2)%	613,073	603,752	9,321	1.5%
Less: Operating expenses and real estate taxes	29,661	28,135	1,526	5.4%	240,828	231,026	9,802	4.2%
Add: Straight-line ground rent expense [5]	—	—	—	—%	843	887	(44)	(5.0)%
NOI - cash (excluding termination income) 2, [3]	$40,924	$42,562	$(1,638)	(3.8)%	$373,088	$373,613	$(525)	(0.1)%
___________________

[1]	Includes 100% share of consolidated joint ventures that are a Same Property.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

[3]
For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 9-10.

[4]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.

[5]
Excludes the straight-line impact of approximately $173 and $168 for the three months ended December 31, 2019 and 2018, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station. For additional information, see page 10.

[6]	BXP’s Share equals (A) + (B) - (C).

Q4 2019
Capital expenditures, tenant improvement costs and leasing commissions

(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	31-Dec-19	30-Sep-19
Maintenance capital expenditures	$25,818	$31,140
Planned capital expenditures associated with acquisition properties	—	—
Repositioning capital expenditures	8,141	3,630
Hotel improvements, equipment upgrades and replacements	148	177
Subtotal	34,107	34,947
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	637	671
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	472	666
BXP’s share of repositioning capital expenditures from unconsolidated JVs	2,024	1,548
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	998	548
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	3,174	1,145
BXP’s Share of Capital Expenditures [1]	$33,068	$36,139

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS [2]

	Three Months Ended
	31-Dec-19	30-Sep-19
Square feet	1,100,745	1,516,332
Tenant improvements and lease commissions PSF	$83.30	$84.97

___________________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

[2]	Includes 100% of unconsolidated joint ventures.

Q4 2019
Acquisitions and dispositions

For the period from January 1, 2019 through December 31, 2019
(dollars in thousands)

ACQUISITIONS

				Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	Leased (%)
Carnegie Center (land parcels)	Princeton, NJ	January 10, 2019	N/A	$42,949	$8,581	$51,530	N/A
Salesforce Tower (remaining 5% ownership interest) [1]	San Francisco, CA	April 1, 2019	1,420,682	186,843	—	186,843	99.3%
880 and 890 Winter Street	Waltham, MA	August 27, 2019	392,400	106,000	20,000	126,000	84.1%
Total Acquisitions			1,813,082	$335,792	$28,581	$364,373	96.0%

DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain (Loss) [2]

2600 Tower Oaks Boulevard	Rockville, MD	January 24, 2019	179,421	$22,650	$21,408	$(573)
One Tower Center	East Brunswick, NJ	June 3, 2019	410,310	38,000	36,550	(807)
540 Madison Avenue (60% ownership interest) [3]	New York, NY	June 27, 2019	283,727	310,301	107,103	47,238
164 Lexington Road	Billerica, MA	June 28, 2019	64,140	4,000	3,849	2,498
Platform 16 (45% ownership interest) [4]	San Jose, CA	September 20, 2019	N/A	23,103	23,103	—
Washingtonian North (land parcel	Gaithersburg, MD	December 20, 2019	N/A	7,775	7,338	(57)
Total Dispositions			937,598	$405,829	$199,351	$48,299

________________

[1]
Consists of the acquisition of the partner's 5% ownership interest and promoted profits interest for cash totaling approximately $210.9 million, which amount was reduced by approximately $24.1 million to $186.8 million to reflect the repayment of the Company's preferred equity and preferred return in the venture. The partner was entitled to receive an additional promoted payment based on the success of the property, which was included in the total consideration.

[2]	Excludes approximately $0.4 million of losses on sales of real estate recognized during the year ended December 31, 2019 related to loss amounts from sales of real estate occurring in prior years.

[3]
The gross sale price of approximately $310.3 million includes the assumption by the buyer of the mortgage loan collateralized by the property totaling $120.0 million. Net cash proceeds totaled approximately $178.7 million, of which the Company’s share was approximately $107.1 million, net of transaction costs. The Company’s share of the gain on sale of real estate totaling approximately $47.2 million is included in Income from Unconsolidated Joint Ventures in the Company’s Consolidated Statements of Operations.

[4]
On September 20, 2019, the Company entered into a joint venture with Canada Pension Plan Investment Board (“CPPIB”) to develop Platform 16 located in San Jose. The Company contributed the ground lease interest and improvements totaling approximately $28.2 million for its initial 55% interest in the joint venture. CPPIB contributed cash totaling approximately $23.1 million for its initial 45% interest in the joint venture. The Company did not recognize a gain on the retained or sold interest in the real estate contributed to the joint venture as the fair value of the real estate approximated its carrying value.

Q4 2019
Construction in progress

as of December 31, 2019
(dollars in thousands)
CONSTRUCTION IN PROGRESS [1]

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]			Amount Drawn at	Estimated Future Equity Requirement [2]			Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]		Total Financing				Percentage Leased [3]
Construction Properties			Location						12/31/19
Office and Retail
17Fifty Presidents Street	Q2 2020	Q2 2020	Reston, VA	276,000	$118,441	$142,900	$—		$—	$24,459	100%		—%	N/A
20 CityPoint	Q3 2019	Q1 2021	Waltham, MA	211,000	77,966	97,000	—		—	19,034	63%		65%	1,173
Dock 72 (50% ownership)	Q4 2019	Q3 2021	Brooklyn, NY	670,000	195,908	243,150	125,000		86,887	9,129	33%		34%	810
325 Main Street	Q3 2022	Q3 2022	Cambridge, MA	420,000	89,099	418,400	—		—	329,301	90%		—%	N/A
100 Causeway Street (50% ownership)	Q2 2021	Q3 2022	Boston, MA	632,000	114,584	267,300	200,000	—	40,553	—	94%		—%	N/A
7750 Wisconsin Avenue (Marriott International Headquarters) (50% ownership)	Q3 2022	Q3 2022	Bethesda, MD	734,000	94,978	198,900	127,500		32,228	8,650	100%		—%	N/A
Reston Gateway	Q4 2022	Q4 2023	Reston, VA	1,062,000	159,881	715,300	—		—	555,419	80%		—%	N/A
2100 Pennsylvania Avenue	Q3 2022	Q3 2024	Washington, DC	469,000	66,400	356,100	—		—	289,700	61%		—%	N/A
Total Office Properties under Construction				4,474,000	$917,257	$2,439,050	$452,500		$159,668	$1,235,692	78%		13%	$1,983

Residential
Hub50House (The Hub on Causeway - Residential) (440 units) (50% ownership)	Q4 2019	Q4 2021	Boston, MA	320,000	$134,853	$153,500	$90,000		$70,594	$—	35%		43%	(114)
The Skylyne (MacArthur Station Residences) (402 units) [6]	Q2 2020	Q4 2021	Oakland, CA	324,000	197,383	263,600	—		—	66,217	—		—%	N/A
Total Residential Properties under Construction				644,000	$332,236	$417,100	$90,000		$70,594	$66,217	35%		18%	$(114)

Redevelopment Properties
One Five Nine East 53rd (55% ownership)	Q1 2020	Q3 2020	New York, NY	220,000	$132,008	$150,000	$—		$—	$17,992	96%		—%	N/A
200 West Street [7]	Q1 2021	Q4 2021	Waltham, MA	126,000	2,104	47,800	—		—	45,696	—%		—%	N/A
Total Redevelopment Properties under Construction				346,000	$134,112	$197,800	$—		$—	$63,688	61%		—%	N/A

Total Properties Under Construction and Redevelopment				5,464,000	$1,383,605	$3,053,950	$542,500		$230,262	$1,365,597	76%	[8]	13%	$1,869

Q4 2019
Construction in progress (continued)

PROJECTS FULLY PLACED IN-SERVICE DURING 2019

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]		Amount Drawn at	Estimated Future Equity Requirement [2]		Net Operating Income (Loss) [5] (BXP’s share)
	Initial Occupancy	Stabilization Date		Square feet	Investment to Date [2]		Total Financing			Percentage Leased [3]
			Location					12/31/19
The Hub on Causeway - Podium (50% ownership)	Q2 2019	Q4 2019	Boston, MA	382,497	$136,989	$141,870	$87,900	$79,324	$—	99%	$1,538
145 Broadway	Q4 2019	Q4 2019	Cambridge, MA	483,482	307,764	346,200	—	—	38,436	98%	7,170
Total Projects Fully Placed In-Service				865,979	$444,753	$488,070	$87,900	$79,324	$38,436	98%	$8,708

_____________

[1]
A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.

[2]	Includes income (loss) and interest carry on debt and equity investment.

[3]	Represents percentage leased as of January 24, 2020, including leases with future commencement dates.

[4]	Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.

[5]	Amounts represent Net Operating Income (Loss) for the three months ended December 31, 2019. See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

[6]	This development is subject to a 99-year ground lease (including extension options) with an option to purchase in the future.

[7]	Represents a portion of the property under redevelopment for conversion to laboratory space.

[8]	Excludes residential units.

Q4 2019
Land parcels and purchase options

as of December 31, 2019

OWNED LAND PARCELS

Location	Approximate Developable Square Feet [1]
San Jose, CA [2]	2,199,000
San Jose, CA (55% ownership) [3]	1,078,000
Reston, VA	3,137,000
New York, NY (25% ownership)	2,000,000
Princeton, NJ	1,650,000
Waltham, MA	605,000
Washington, DC (50% ownership)	520,000
Springfield, VA	422,000
Santa Clara, CA [2]	414,000
Marlborough, MA	400,000
Dulles, VA	310,000
Annapolis, MD (50% ownership)	300,000
Total	13,035,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [1]
Boston, MA	1,300,000
San Francisco, CA	820,000
Cambridge, MA	330,000
Total	2,450,000

__________________

[1]	Represents 100%.

[2]	Excludes the existing square footage at in-service properties being held for future re-development as listed and noted on page 23.

[3]	Subject to a 65-year ground lease with an option to purchase in the future.

Q4 2019
Leasing activity

for the three months ended December 31, 2019

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	3,285,955
Add:
Properties placed (and partially placed) in-service [1]	851,145
Leases expiring or terminated during the period	913,118
Total space available for lease	5,050,218

1st generation leases	814,303
2nd generation leases with new tenants	645,665
2nd generation lease renewals	455,080
Total space leased	1,915,048

Vacant space available for lease at the end of the period	3,135,170
Net (increase)/decrease in available space	150,785

Second generation leasing information: [2]
Leases commencing during the period (SF)	1,100,745
Weighted average lease term (months)	105
Weighted average free rent period (days)	96
Total transaction costs per square foot [3]	$83.30
Increase (decrease) in gross rents [4]	28.58%
Increase (decrease) in net rents [5]	47.50%

	All leases (SF)			Incr (decr) in 2nd generation cash rents		Total square feet of leases executed in the quarter [7]
	1st generation	2nd generation	total [6]	gross [4]	net [5]
Boston	588,720	412,387	1,001,107	49.91%	78.77%	317,216
Los Angeles	—	3,787	3,787	(38.04)%	(81.35)%	277,094
New York	221,607	315,737	537,344	8.47%	16.86%	401,116
San Francisco	3,976	236,844	240,820	43.85%	57.03%	82,579
Washington, DC	—	131,990	131,990	(1.54)%	(1.17)%	637,727
Total / Weighted Average	814,303	1,100,745	1,915,048	28.58%	47.50%	1,715,732

_____________

[1]	Total square feet of properties placed (and partially placed) in-service in Q4 2019 consists of 146,056 at The Hub on Causeway - Podium, 221,607 at Dock 72 and 483,482 at 145 Broadway.

[2]
Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 1,100,745 square feet of second generation leases that commenced in Q4 2019, leases for 939,017 square feet were signed in prior periods.

[3]	Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.

[4]
Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 826,323 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).

[5]
Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 826,323 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).

[6]	Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.

[7]
Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 161,728.

Q4 2019
Portfolio overview

for the three months ended December 31, 2019
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type [1,2]

	Office	Retail	Residential	Hotel	Total
Boston	13,574,494	1,098,556	229,670	330,000	15,232,720
Los Angeles	2,180,263	124,770	—	—	2,305,033
New York	10,469,868	418,373	—	—	10,888,241
San Francisco	7,188,714	318,153	—	—	7,506,867
Washington, DC	9,076,225	673,154	822,436	—	10,571,815
Total	42,489,564	2,633,006	1,052,106	330,000	46,504,676
% of Total	91.37%	5.66%	2.26%	0.71%	100.00%

Rental revenue of in-service properties by unit type [1]

	Office	Retail	Residential	Hotel [3]	Total
Consolidated	$670,580	$53,134	$9,448	$11,707	$744,869
Less:
Partners’ share from consolidated joint ventures [4]	68,815	6,163	—	—	74,978
Add:
BXP’s share from unconsolidated joint ventures [5]	37,516	2,310	317	—	40,143
BXP’s Share of Rental revenue [1]	$639,281	$49,281	$9,765	$11,707	$710,034
% of Total	90.03%	6.94%	1.38%	1.65%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, [6]

	CBD	Suburban	Total
Boston	26.39%	6.99%	33.38%
Los Angeles	3.47%	—%	3.47%
New York	23.91%	2.67%	26.58%
San Francisco	17.94%	3.15%	21.09%
Washington, DC	6.25%	9.23%	15.48%
Total	77.96%	22.04%	100.00%

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

[2]	Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 21-24.

[3]	Excludes approximately $86 of revenue from retail tenants that is included in Retail.

[4]	See page 60 for additional information.

[5]	See page 63 for additional information.

[6]
BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of NOI (excluding termination income), see page 9.

Q4 2019
Residential and hotel performance

(dollars in thousands)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	31-Dec-19	30-Sep-19	31-Dec-19	30-Sep-19
Rental Revenue [2]	$10,203	$9,996	$11,793	$13,014
Less: Operating expenses and real estate taxes	4,078	4,011	8,318	8,743
Net Operating Income (NOI) [2]	6,125	5,985	3,475	4,271
Add: BXP’s share of NOI from unconsolidated joint ventures	(114)	N/A	N/A	N/A
BXP’s Share of NOI [2]	$6,011	$5,985	$3,475	$4,271

Rental Revenue [2]	$10,203	$9,996	$11,793	$13,014
Less: Straight line rent and fair value lease revenue	153	65	(6)	(6)
Subtotal	10,050	9,931	11,799	13,020
Less: Operating expenses and real estate taxes	4,078	4,011	8,318	8,743
NOI - cash basis [2]	5,972	5,920	3,481	4,277
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	(114)	N/A	N/A	N/A
BXP’s Share of NOI - cash basis [2]	$5,858	$5,920	$3,481	$4,277

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Three Months Ended		Percent
	31-Dec-19	31-Dec-18	Change
The Avant at Reston Town Center (359 units), Reston, VA [2,3]
Average Monthly Rental Rate	$2,465	$2,435	1.23%
Average Rental Rate Per Occupied Square Foot	$2.70	$2.66	1.50%
Average Physical Occupancy	90.71%	90.90%	(0.21)%
Average Economic Occupancy	90.19%	90.64%	(0.50)%

The Lofts at Atlantic Wharf (86 units), Boston, MA [2,3]
Average Monthly Rental Rate	$4,516	$4,394	2.78%
Average Rental Rate Per Occupied Square Foot	$5.02	$4.83	3.93%
Average Physical Occupancy	95.35%	96.12%	(0.80)%
Average Economic Occupancy	95.12%	96.29%	(1.22)%

Signature at Reston (508 units), Reston, VA [2,3,4]
Average Monthly Rental Rate	$2,372	$2,241	5.85%
Average Rental Rate Per Occupied Square Foot	$2.56	$2.49	2.81%
Average Physical Occupancy	77.30%	45.47%	70.00%
Average Economic Occupancy	71.52%	38.63%	85.14%

Proto Kendall Square (280 units), Cambridge, MA [2,3]
Average Monthly Rental Rate	$3,013	$2,655	13.48%
Average Rental Rate Per Occupied Square Foot	$5.54	$4.91	12.83%
Average Physical Occupancy	97.50%	51.90%	87.86%
Average Economic Occupancy	97.50%	47.33%	106.00%

Hub50House (440 units) (50% ownership), Boston, MA [2,5]
Average Monthly Rental Rate	$3,101	N/A	N/A
Average Rental Rate Per Occupied Square Foot	$5.21	N/A	N/A
Average Physical Occupancy	17.35%	N/A	N/A
Average Economic Occupancy	12.95%	N/A	N/A

Boston Marriott Cambridge (437 rooms), Cambridge, MA [3]
Average Occupancy	75.20%	75.40%	(0.27)%
Average Daily Rate	$284.40	$295.06	(3.61)%
Revenue Per Available Room	$290.09	$290.00	0.03%

Q4 2019
Residential and hotel performance (continued)

_____________

[1]	Includes retail space.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

[3]	Excludes retail space.

[4]	This property was completed and fully placed in-service on June 7, 2018 and is in its initial lease-up period with expected stabilization in the second quarter of 2020.

[5]	This property was 43% placed in-service at December 31, 2019.

Q4 2019
In-service property listing

as of December 31, 2019

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,766,534	96.7%	$70.71
100 Federal Street (55% ownership)	CBD Boston MA	1	1,238,461	98.2%	63.40
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,235,538	98.2%	63.57
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,455	100.0%	67.16
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,823	100.0%	72.42
Prudential Center (retail shops) [3]	CBD Boston MA	1	595,212	99.0%	89.63
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	100.0%	52.25
The Hub on Causeway - Podium (50% ownership) [4,5]	CBD Boston MA	1	382,497	91.3%	59.85
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	100.0%	75.92
Star Market at the Prudential Center [3]	CBD Boston MA	1	57,235	100.0%	59.70
Subtotal		10	7,799,551	98.2%	$68.16

145 Broadway [5]	East Cambridge MA	1	483,482	98.4%	$81.12
355 Main Street	East Cambridge MA	1	259,640	96.3%	74.17
90 Broadway	East Cambridge MA	1	223,771	100.0%	67.86
255 Main Street	East Cambridge MA	1	215,394	100.0%	80.21
300 Binney Street	East Cambridge MA	1	195,191	100.0%	58.64
150 Broadway	East Cambridge MA	1	177,226	100.0%	68.30
105 Broadway	East Cambridge MA	1	152,664	100.0%	69.26
250 Binney Street	East Cambridge MA	1	67,362	100.0%	46.26
University Place	Mid-Cambridge MA	1	195,282	100.0%	52.08
Subtotal		9	1,970,012	99.1%	$70.16

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	999,131	85.8%	$44.85
Reservoir Place	Route 128 Mass Turnpike MA	1	526,985	89.6%	37.19
880 & 890 Winter Street [5]	Route 128 Mass Turnpike MA	2	392,400	84.1%	40.82
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	37.18
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	53.13
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,607	91.6%	38.96
230 CityPoint	Route 128 Mass Turnpike MA	1	296,212	89.9%	40.59
10 CityPoint	Route 128 Mass Turnpike MA	1	241,199	98.1%	51.77
77 CityPoint	Route 128 Mass Turnpike MA	1	209,708	91.9%	49.49
200 West Street [5,6]	Route 128 Mass Turnpike MA	1	134,917	100.0%	38.76
1265 Main Street (50% ownership) [4]	Route 128 Mass Turnpike MA	1	114,969	100.0%	45.12
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	44.50
195 West Street	Route 128 Mass Turnpike MA	1	63,500	—%	—
The Point [3]	Route 128 Mass Turnpike MA	1	16,300	84.7%	56.33
191 Spring Street [5]	Route 128 Northwest MA	1	170,997	100.0%	45.54
Lexington Office Park	Route 128 Northwest MA	2	166,775	72.7%	30.82
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	44.06
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	100.0%	65.46
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	29.06
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	44.81
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	42.12
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	43.34
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	46.54
Subtotal		30	4,875,083	90.8%	$43.27

Boston Office Total:		49	14,644,646	95.9%	$60.54

Residential
Proto Kendall Square (280 units)	East Cambridge MA	1	166,717
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,097
Boston Residential Total:		2	253,814

Q4 2019
In-service property listing (continued)

as of December 31, 2019

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON (continued)
Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Boston Hotel Total:		1	334,260

Boston Total:		52	15,232,720

LOS ANGELES
Office
Colorado Center (50% ownership) [4]	West Los Angeles CA	6	1,128,600	100.0%	$68.14
Santa Monica Business Park (55% ownership) [4]	West Los Angeles CA	14	1,102,191	93.5%	56.34
Santa Monica Business Park Retail (55% ownership) [3,4]	West Los Angeles CA	7	74,242	92.3%	63.24
Subtotal		27	2,305,033	96.7%	$62.56

Los Angeles Total:		27	2,305,033	96.7%	$62.56

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,968,613	89.9%	$142.91
399 Park Avenue	Park Avenue NY	1	1,575,809	89.1%	99.22
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,444,272	100.0%	99.37
599 Lexington Avenue	Park Avenue NY	1	1,062,916	98.2%	92.42
Times Square Tower (55% ownership)	Times Square NY	1	1,248,902	94.7%	81.37
250 West 55th Street	Times Square / West Side NY	1	966,965	98.6%	95.21
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,083	96.4%	138.83
Subtotal		7	8,622,560	94.4%	$106.47

510 Carnegie Center	Princeton NJ	1	234,160	100.0%	$37.28
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	34.18
210 Carnegie Center	Princeton NJ	1	159,468	100.0%	35.38
212 Carnegie Center	Princeton NJ	1	151,547	67.5%	33.91
214 Carnegie Center	Princeton NJ	1	146,979	52.2%	37.35
506 Carnegie Center	Princeton NJ	1	140,312	66.0%	36.19
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	36.53
202 Carnegie Center	Princeton NJ	1	134,381	93.5%	38.96
804 Carnegie Center	Princeton NJ	1	130,000	100.0%	38.83
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	33.06
101 Carnegie Center	Princeton NJ	1	121,620	100.0%	38.43
502 Carnegie Center	Princeton NJ	1	121,460	94.8%	36.29
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	42.31
104 Carnegie Center	Princeton NJ	1	102,830	55.1%	35.98
103 Carnegie Center	Princeton NJ	1	96,332	69.8%	32.26
105 Carnegie Center	Princeton NJ	1	69,955	56.3%	34.40
302 Carnegie Center	Princeton NJ	1	64,926	89.3%	36.30
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	37.08
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	37.03
Subtotal		18	2,265,681	87.0%	$36.56

New York Total:		25	10,888,241	92.9%	$92.83

SAN FRANCISCO
Office
Salesforce Tower [5]	CBD San Francisco CA	1	1,420,682	99.3%	$98.90
Embarcadero Center Four	CBD San Francisco CA	1	940,890	97.9%	79.36
Embarcadero Center One	CBD San Francisco CA	1	822,122	91.1%	74.54
Embarcadero Center Two	CBD San Francisco CA	1	791,712	94.9%	75.62
Embarcadero Center Three	CBD San Francisco CA	1	783,120	98.5%	70.08
680 Folsom Street	CBD San Francisco CA	2	524,793	100.0%	66.41

Q4 2019
In-service property listing (continued)

as of December 31, 2019

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
SAN FRANCISCO (continued)
535 Mission Street	CBD San Francisco CA	1	307,235	100.0%	81.96
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	77.75
Subtotal		9	5,616,634	97.2%	$80.82

601 and 651 Gateway	South San Francisco CA	2	509,899	74.5%	$44.81
611 Gateway	South San Francisco CA	1	258,031	71.4%	44.07
Mountain View Research Park	Mountain View CA	15	542,289	90.1%	63.38
2440 West El Camino Real	Mountain View CA	1	141,392	87.2%	75.33
453 Ravendale Drive	Mountain View CA	1	29,620	85.8%	47.46
3625-3635 Peterson Way [7]	Santa Clara CA	1	218,366	100.0%	23.60
North First Business Park [7]	San Jose CA	5	190,636	81.1%	25.72
Subtotal		26	1,890,233	83.3%	$48.11

San Francisco Total:		35	7,506,867	93.7%	$73.50

WASHINGTON, DC
Office
Metropolitan Square (20% ownership) [4]	East End Washington DC	1	641,814	59.0%	$67.35
901 New York Avenue (25% ownership) [4]	East End Washington DC	1	539,817	72.6%	67.48
601 Massachusetts Avenue	East End Washington DC	1	478,818	98.9%	84.09
Market Square North (50% ownership) [4]	East End Washington DC	1	417,768	79.5%	68.57
Capital Gallery	Southwest Washington DC	1	631,131	96.5%	62.55
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	100.0%	97.08
1330 Connecticut Avenue	CBD Washington DC	1	254,011	91.7%	71.15
Sumner Square	CBD Washington DC	1	208,892	91.8%	54.64
500 North Capitol Street, N.W. (30% ownership) [4]	Capitol Hill Washington DC	1	230,860	98.5%	78.42
Subtotal		9	3,861,942	85.4%	$73.27

South of Market	Reston VA	3	623,271	93.1%	$57.00
Fountain Square	Reston VA	2	498,260	76.4%	54.00
One Freedom Square	Reston VA	1	432,585	92.7%	53.28
Two Freedom Square	Reston VA	1	421,757	100.0%	51.58
One and Two Discovery Square	Reston VA	2	366,990	97.2%	48.95
One Reston Overlook	Reston VA	1	319,519	100.0%	43.16
Reston Corporate Center	Reston VA	2	261,046	100.0%	42.83
Democracy Tower	Reston VA	1	259,441	100.0%	56.96
Fountain Square Retail [3]	Reston VA	1	220,503	90.1%	54.37
Two Reston Overlook	Reston VA	1	134,615	75.3%	42.04
Subtotal		15	3,537,987	92.7%	$51.51

Wisconsin Place Office	Montgomery County MD	1	299,186	90.0%	$56.84
New Dominion Technology Park - Building Two	Herndon VA	1	257,400	100.0%	38.61
New Dominion Technology Park - Building One	Herndon VA	1	235,201	100.0%	35.75
Kingstowne Two	Springfield VA	1	156,089	63.3%	37.10
Kingstowne One	Springfield VA	1	151,483	89.6%	39.26
7601 Boston Boulevard	Springfield VA	1	114,028	100.0%	19.31
7435 Boston Boulevard	Springfield VA	1	103,557	83.4%	24.09
8000 Grainger Court	Springfield VA	1	88,775	—%	—
Kingstowne Retail [3]	Springfield VA	1	88,288	100.0%	37.94
7500 Boston Boulevard	Springfield VA	1	79,971	100.0%	17.00
7501 Boston Boulevard	Springfield VA	1	75,756	100.0%	30.10
7450 Boston Boulevard	Springfield VA	1	62,402	100.0%	17.35
7374 Boston Boulevard	Springfield VA	1	57,321	100.0%	18.42
8000 Corporate Court	Springfield VA	1	52,539	100.0%	16.35
7451 Boston Boulevard	Springfield VA	1	45,615	67.4%	27.45
7300 Boston Boulevard	Springfield VA	1	32,000	100.0%	21.58
7375 Boston Boulevard	Springfield VA	1	26,865	100.0%	26.86

Q4 2019
In-service property listing (continued)

as of December 31, 2019

	Sub Market	Number of Buildings	Square Feet	Leased % [1]		Annualized Rental Obligations Per Leased SF [2]
WASHINGTON, DC (continued)
Annapolis Junction Building Seven (50% ownership) [4]	Anne Arundel County MD	1	127,229	100.0%		35.84
Annapolis Junction Building Eight (50% ownership) [4]	Anne Arundel County MD	1	125,685	—%		—
Annapolis Junction Building Six (50% ownership) [4]	Anne Arundel County MD	1	119,339	75.2%		30.77
Subtotal		20	2,298,729	83.5%		$34.65

Washington, DC Office Total:		44	9,698,658	87.6%		$56.11

Residential
Signature at Reston (508 units)	Reston VA	1	517,783
The Avant at Reston Town Center (359 units)	Reston VA	1	355,374
Washington, DC Residential Total:		2	873,157

Washington, DC Total:		46	10,571,815

Total In-Service Properties:		185	46,504,676	93.0%	[8]	$69.72	[8]

_____________

[1]	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

[3]	This is a retail property.

[4]	This is an unconsolidated joint venture property.

[5]	Not included in the Same Property analysis.

[6]	During the three months ended September 30, 2019, the Company commenced the redevelopment of a portion of 200 West Street. For additional detail, see page 14.

[7]	Property held for redevelopment.

[8]	Excludes Hotel and Residential properties. For additional detail, see page 19.

Q4 2019
Top 20 tenants listing and portfolio tenant diversification

as of December 31, 2019
TOP 20 TENANTS

No.	Tenant	BXP’s Share of Annualized Rental Obligations [1]
1	salesforce.com	3.34%
2	Arnold & Porter Kaye Scholer	2.67%
3	Akamai Technologies	2.07%
4	US Government	1.81%
5	Biogen	1.75%
6	Shearman & Sterling	1.58%
7	Kirkland & Ellis	1.45%
8	Ropes & Gray	1.39%
9	Google	1.36%
10	WeWork	1.27%
11	Weil Gotshal & Manges	1.24%
12	O’Melveny & Myers	1.12%
13	Wellington Management	1.08%
14	Bank of America	0.96%
15	Morrison & Foerster	0.90%
16	Aramis (Estee Lauder)	0.89%
17	Mass Financial Services	0.88%
18	Millennium Management	0.87%
19	Hunton Andrews Kurth	0.77%
20	Starr Indemnity & Liability Co.	0.75%
	BXP’s Share of Annualized Rental Obligations	28.15%
	BXP’s Share of Square Feet [1]	24.08%
NOTABLE SIGNED DEALS [2]

Tenant	Property	Square Feet
Fannie Mae	Reston Gateway	850,000
Marriott International	7750 Wisconsin Avenue	734,000
Verizon	100 Causeway Street	440,000
Google	325 Main Street	379,000
Wilmer Cutler Pickering Hale	2100 Pennsylvania Avenue	287,000

TENANT DIVERSIFICATION [1]

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

[2]	Represents leases signed with occupancy commencing in the future. The number of square feet is an estimate.

Q4 2019
Occupancy by location

as of December 31, 2019

TOTAL IN-SERVICE OFFICE PROPERTIES [1] - Quarter-over-Quarter

	CBD		Suburban		Total
Location	31-Dec-19	30-Sep-19	31-Dec-19	30-Sep-19	31-Dec-19	30-Sep-19
Boston	98.4%	99.0%	90.8%	88.9%	95.9%	95.4%
Los Angeles	96.7%	96.8%	—%	—%	96.7%	96.8%
New York	94.4%	92.8%	87.0%	85.2%	92.9%	91.2%
San Francisco	97.2%	96.8%	83.3%	83.3%	93.7%	93.4%
Washington, DC	85.4%	88.1%	89.1%	88.4%	87.6%	88.3%
Total Portfolio	95.2%	95.2%	88.6%	87.4%	93.0%	92.6%

SAME PROPERTY OFFICE PROPERTIES [1,2] - Year-over-Year

	CBD		Suburban		Total
Location	31-Dec-19	31-Dec-18	31-Dec-19	31-Dec-18	31-Dec-19	31-Dec-18
Boston	98.7%	98.0%	91.4%	93.5%	96.2%	96.5%
Los Angeles	96.7%	96.7%	—%	—%	96.7%	96.7%
New York	94.4%	92.1%	87.0%	83.0%	92.9%	90.2%
San Francisco	96.5%	93.1%	83.3%	89.5%	92.4%	91.9%
Washington, DC	85.4%	93.0%	89.1%	90.4%	87.6%	91.4%
Total Portfolio	95.0%	94.7%	88.7%	90.1%	92.9%	93.1%

_____________

[1]	Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

Q4 2019
Capital structure

(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$2,949,154
Unsecured Line of Credit	—
Unsecured Term Loan	500,000
Unsecured Senior Notes, at face value	8,450,000
Outstanding Principal	11,899,154
Discount on Unsecured Senior Notes	(17,451)
Deferred Financing Costs, Net	(69,897)
Consolidated Debt	$11,811,806
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP	Stated	Outstanding Principal
University Place	August 1, 2021	6.99%	6.94%	$3,623
601 Lexington Avenue (55% ownership)	April 10, 2022	4.79%	4.75%	645,531
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
Total				$2,949,154
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES [1]

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
10 Year Unsecured Senior Notes	May 15, 2021	4.29%	4.13%	$850,000
11 Year Unsecured Senior Notes	February 1, 2023	3.95%	3.85%	1,000,000
10.5 Year Unsecured Senior Notes	September 1, 2023	3.28%	3.13%	500,000
10.5 Year Unsecured Senior Notes	February 1, 2024	3.92%	3.80%	700,000
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
10.5 Year Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
				$8,450,000
CAPITALIZATION

	Shares/Units	Common Stock	Equivalent
	Outstanding	Equivalents	Value [2]
Common Stock	154,790	154,790	$21,339,349
Common Operating Partnership Units	17,908	17,908	2,468,797
5.25% Series B Cumulative Redeemable Preferred Stock (callable on or after March 27, 2018)	80	—	200,000
Total Equity		172,698	$24,008,146

Consolidated Debt (A)			$11,811,806
Add: BXP’s share of unconsolidated joint venture debt [3]			980,110
Less: Partners’ share of consolidated debt [4]			1,199,854
BXP’s Share of Debt [5] (B)			$11,592,062

Consolidated Market Capitalization (C)			$35,819,952
BXP’s Share of Market Capitalization [5] (D)			$35,600,208
Consolidated Debt/Consolidated Market Capitalization (A÷C)			32.98%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [5] (B÷D)			32.56%
_____________

[1]	All unsecured senior notes are rated A- (negative), and Baa1 (stable) by S&P and Moody’s, respectively.

[2]	Values based on December 31, 2019 closing price of $137.86 per share of common stock, except the Series B Preferred Stock is valued at its fixed liquidation preference.

[3]	Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 34.

[4]	Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 32.

[5]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

Q4 2019
Debt analysis [1]

as of December 31, 2019
(dollars in thousands)

UNSECURED CREDIT FACILITY - MATURES APRIL 24, 2022

	Facility	Outstanding at December 31, 2019	Letters of Credit	Remaining Capacity at December 31, 2019
Unsecured Line of Credit	$1,500,000	$—	$2,457	$1,497,543
Unsecured Term Loan	$500,000	$500,000	N/A	$—

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Unsecured Debt	75.26%	3.62%	3.71%	5.7
Secured Debt	24.74%	3.73%	3.90%	6.3
Consolidated Debt	100.00%	3.65%	3.75%	5.9
FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Floating Rate Debt	4.22%	2.66%	2.75%	2.3
Fixed Rate Debt	95.78%	3.69%	3.80%	6.0
Consolidated Debt	100.00%	3.65%	3.75%	5.9

_____________

[1]	Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 34.

[2]	The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges and the effects of hedging transactions.

Q4 2019
Senior unsecured debt covenant compliance ratios

In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of December 31, 2019 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	43.4%	39.8%
Secured Debt/Total Assets	Less than 50%	14.0%	12.8%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	4.41	4.41
Unencumbered Assets/ Unsecured Debt	Greater than 150%	252.8%	277.0%

_____________

[1]
Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q4 2019
Net Debt to EBITDAre

(dollars in thousands)
Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash [1]

	Three Months Ended
	31-Dec-19	30-Sep-19
Net income attributable to Boston Properties, Inc. common shareholders	$140,824	$107,771
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	16,222	12,504
Noncontrolling interest in property partnerships	16,338	18,470
Net income	176,009	141,370
Add:
Interest expense	102,880	106,471
Losses from early extinguishments of debt	1,530	28,010
Depreciation and amortization expense	169,897	165,862
Less:
Gains (losses) on sales of real estate	(57)	(15)
Income (loss) from unconsolidated joint ventures	(936)	(649)
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [2]	24,328	23,378
EBITDAre [1]	475,637	465,755
Less:
Partners’ share of EBITDAre from consolidated joint ventures [3]	45,356	46,592
BXP’s Share of EBITDAre [1] (A)	430,281	419,163
Add:
Stock-based compensation expense	7,705	7,809
BXP’s Share of straight-line ground rent expense adjustment [1]	1,056	1,019
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	9,403	2,041
Less:
BXP’s Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	—
BXP’s Share of straight-line rent [1]	43,501	(1,904)
BXP’s Share of straight-line rent from deferred revenue [1,4]	—	22,156
BXP’s Share of fair value lease revenue [1]	3,298	4,467
BXP’s Share of EBITDAre – cash [1]	$401,646	$405,313

BXP’s Share of EBITDAre (Annualized) [5] (A x 4)	$1,721,124	$1,676,652

Reconciliation of BXP’s Share of Net Debt [1]

	31-Dec-19	30-Sep-19
Consolidated debt	$11,811,806	$11,838,738
Add:
Special dividend payable	—	—
Less:
Cash and cash equivalents	644,950	751,210
Cash held in escrow for 1031 exchange	—	3,850
Net debt [1]	11,166,856	11,083,678
Add:
BXP’s share of unconsolidated joint venture debt [2]	980,110	924,366
Partners’ share of cash and cash equivalents from consolidated joint ventures	120,791	122,317
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	90,206	84,199
Partners’ share of consolidated joint venture debt [3]	1,199,854	1,201,113
BXP’s Share of Net Debt [1] (B)	$10,977,697	$10,845,049

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	6.38	6.47
_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

[2]	For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended December 31, 2019, see pages 34 and 62.

[3]	For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended December 31, 2019, see pages 32 and 60.

[4]	Represents the straight-line impact related to deferred revenue from a tenant. For additional information, see page 58.

[5]	BXP’s Share of EBITDAre is annualized and calculated as the product of such amount for the quarter multiplied by four (4).

Q4 2019
Debt ratios

(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	31-Dec-19	30-Sep-19
BXP’s Share of interest expense [1]	$102,752	$105,546
Less:
BXP’s Share of hedge amortization [1]	1,435	1,435
BXP’s Share of amortization of financing costs [1]	3,341	3,150
Adjusted interest expense excluding capitalized interest (A)	97,976	100,961
Add:
BXP’s Share of capitalized interest [1]	15,014	17,277
Adjusted interest expense including capitalized interest (B)	$112,990	$118,238

BXP’s Share of EBITDAre – cash [1,2] (C)	$401,646	$405,313

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	4.10	4.01
Interest Coverage Ratio (including capitalized interest) (C÷B)	3.55	3.43

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	31-Dec-19	30-Sep-19
BXP’s Share of interest expense [1]	$102,752	$105,546
Less:
BXP’s Share of hedge amortization [1]	1,435	1,435
BXP’s Share of amortization of financing costs [1]	3,341	3,150
Add:
BXP’s Share of capitalized interest [1]	15,014	17,277
BXP’s Share of maintenance capital expenditures [1]	25,457	31,263
Hotel improvements, equipment upgrades and replacements	148	177
Preferred dividends/distributions	2,625	2,625
Total Fixed Charges (A)	$141,220	$152,303

BXP’s Share of EBITDAre – cash [1,2] (B)	$401,646	$405,313
Fixed Charge Coverage Ratio (B÷A)	2.84	2.66

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

[2]	For a qualitative reconciliation of BXP’s Share of EBITDAre – cash, see page 30.

Q4 2019
Consolidated joint ventures

as of December 31, 2019
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

		Norges Joint Ventures [1]
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
ASSETS	(The GM Building) [1]	Atlantic Wharf Office	Joint Ventures

Real estate, net	$3,227,546	$2,252,917	$5,480,463
Cash and cash equivalents	104,472	175,561	280,033
Other assets	278,941	362,393	641,334
Total assets	$3,610,959	$2,790,871	$6,401,830

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,273,985	$644,778	$2,918,763
Other liabilities	119,609	96,832	216,441
Total liabilities	2,393,594	741,610	3,135,204
Equity:
Boston Properties, Inc.	731,992	805,835	1,537,827
Noncontrolling interests	485,373	1,243,426	1,728,799	[2]
Total equity	1,217,365	2,049,261	3,266,626
Total liabilities and equity	$3,610,959	$2,790,871	$6,401,830

BXP’s nominal ownership percentage	60%	55%

Partners’ share of cash and cash equivalents [3]	$41,789	$79,002	$120,791

Partners’ share of consolidated debt [3,4]	$909,704	$290,150	$1,199,854

_____________

[1]	Certain balances contain amounts that eliminate in consolidation.

[2]	Amount excludes preferred shareholders’ capital of approximately $0.1 million.

[3]	Amounts represent the partners’ share based on their respective ownership percentages.

[4]	Amounts adjusted for basis differentials.

Q4 2019
Consolidated joint ventures (continued)

for the three months ended December 31, 2019
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Revenue
Lease [1]	$67,017	$96,417	$163,434
Straight-line rent	4,070	4,007	8,077
Fair value lease revenue	1,448	119	1,567
Termination income	—	—	—
Total lease revenue	72,535	100,543	173,078
Parking and other	2	1,597	1,599
Total rental revenue [2]	72,537	102,140	174,677
Expenses
Operating	30,474	35,960	66,434
Net Operating Income (NOI)	42,063	66,180	108,243

Other income (expense)
Development and management services revenue	—	49	49
Interest and other income	433	587	1,020
Interest expense	(21,396)	(5,216)	(26,612)
Depreciation and amortization expense	(19,878)	(22,712)	(42,590)
General and administrative expense	(64)	(300)	(364)
Total other income (expense)	(40,905)	(27,592)	(68,497)
Net income	$1,158	$38,588	$39,746
FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Net income	$1,158	$38,588	$39,746
Add: Depreciation and amortization expense	19,878	22,712	42,590
Entity FFO	$21,036	$61,300	$82,336

Partners’ NCI [3]	$(173)	$16,511	$16,338
Partners’ share of depreciation and amortization expense after BXP’s basis differential [3]	7,931	10,185	18,116
Partners’ share FFO [3]	$7,758	$26,696	$34,454

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$1,331	$22,077	$23,408
Depreciation and amortization expense - BXP’s basis difference	51	80	131
BXP’s share of depreciation and amortization expense	11,896	12,447	24,343
BXP’s share of FFO	$13,278	$34,604	$47,882

_____________

[1]	Lease revenue includes recoveries from tenants and service income from tenants.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

[3]	Amounts represent the partners’ share based on their respective ownership percentage and is adjusted for basis differentials and the allocations of management and other fees and interest to BXP.

Q4 2019
Unconsolidated joint ventures [1]

as of December 31, 2019
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
540 Madison Avenue [3]	60.00%	$2,953	$—	—	—%	—%
Santa Monica Business Park	55.00%	163,937	163,396	July 19, 2025	4.06%	4.24%
Platform 16	55.00%	29,501	—	—	—%	—%
Colorado Center	50.00%	252,069	274,609	August 9, 2027	3.56%	3.58%
Dock 72	50.00%	94,804	85,206	December 18, 2020	4.02%	5.16%
The Hub on Causeway	50.00%	—	—	—	—%	—%
Podium	50.00%	49,466	78,465	September 6, 2021	4.06%	4.55%
Hub50House	50.00%	55,092	69,999	April 19, 2022	3.77%	4.06%
100 Causeway Street	50.00%	56,606	39,000	September 5, 2023	3.31%	3.52%
Hotel Air Rights	50.00%	9,883	—	—	—%	—%
1001 6th Street	50.00%	42,496	—	—	—%	—%
7750 Wisconsin Avenue (Marriott International Headquarters)	50.00%	56,247	29,908	April 26, 2023	3.07%	3.62%
Annapolis Junction	50.00%	25,391	—	—	—%	—%
Annapolis Junction Building Six	50.00%	—	6,258	November 17, 2020	3.76%	3.91%
Annapolis Junction Building Seven and Eight	50.00%	—	17,393	March 6, 2020	4.19%	4.30%
1265 Main Street	50.00%	3,780	18,913	January 1, 2032	3.77%	3.84%
Market Square North	50.00%	(4,872)	58,059	October 1, 2020	4.85%	4.91%
Wisconsin Place Parking Facility	33.33%	36,789	—	—	—%	—%
500 North Capitol Street, N.W.	30.00%	(5,439)	31,439	June 6, 2023	4.15%	4.20%
3 Hudson Boulevard [4]	25.00%	67,499	19,944	July 13, 2023	5.34%	5.42%
901 New York Avenue	25.00%	(12,113)	56,027	January 5, 2025	3.61%	3.69%
Metropolitan Square	20.00%	9,134	31,494	May 5, 2020	5.75%	5.81%
		933,223
Investments with deficit balances reflected within Other Liabilities		22,424
Investment in Joint Ventures		$955,647
Mortgage/Construction Loans Payable, Net			$980,110
FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	35.32%	3.90%	4.43%	2.0
Fixed Rate Debt	64.68%	3.96%	4.03%	5.8
Total Debt	100.00%	3.94%	4.17%	4.5

Q4 2019
Unconsolidated joint ventures (continued) [1]

_____________

[1]	Amounts represent BXP’s share based on its ownership percentage.

[2]	The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees.

[3]	The property was sold on June 27, 2019. For additional detail see, page 13.

[4]	The Company has provided $80.0 million of mortgage financing to the joint venture. The loan has been reflected as Related Party Note Receivable on the Company’s Consolidated Balance Sheets.

Q4 2019
Unconsolidated joint ventures (continued)

for the three months ended December 31, 2019
(unaudited and dollars in thousands)
RESULTS OF OPERATIONS

	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction [1]	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	The Hub on Causeway	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
Revenue
Lease [3]	$4,909	$3,224	$7,897		$1,915	$4,436	$19,086		$15,647	$1,903	$1,690	$60,707
Straight-line rent	512	3,221	85		55	21	482		1,091	5,215	3,079	13,761
Fair value lease revenue	—	—	—		—	—	9		953	—	—	962
Termination income	—	—	—		—	—	—		—	—	—	—
Total lease revenue	5,421	6,445	7,982		1,970	4,457	19,577		17,691	7,118	4,769	75,430
Parking and other	209	643	348		55	123	2,659		2,159	215	1,115	7,526
Total rental revenue [4]	5,630	7,088	8,330		2,025	4,580	22,236		19,850	7,333	5,884	82,956
Expenses
Operating	2,589	3,487	3,676		753	1,861	6,397		7,828	3,872	2,917	33,380
Net operating income	3,041	3,601	4,654		1,272	2,719	15,839		12,022	3,461	2,967	49,576

Other income/(expense)
Development and management services revenue	2	—	—		4	—	—		—	—	—	6
Interest and other income	75	—	141		70	21	223		1	43	183	757
Interest expense	(1,432)	(1,789)	(2,075)		(521)	(1,128)	(5,033)		(7,031)	(2,105)	(1,250)	(22,364)
Transaction costs	—	—	—		—	—	—		—	—	(1,000)	(1,000)
Depreciation and amortization expense	(1,113)	(1,658)	(1,534)		(666)	(881)	(5,273)		(9,329)	(2,224)	(2,676)	(25,354)
General and administrative expense	(1)	(42)	(24)		(1)	—	—		(26)	(18)	(30)	(142)
Gain on sale of real estate	—	—	—		—	—	—		—	—	(53)	(53)
Total other income/(expense)	(2,469)	(3,489)	(3,492)		(1,114)	(1,988)	(10,083)		(16,385)	(4,304)	(4,826)	(48,150)
Net income/(loss)	$572	$112	$1,162		$158	$731	$5,756		$(4,363)	$(843)	$(1,859)	$1,426

BXP’s nominal ownership percentage	50%	20%	25%		50%	30%	50%		55%	50%

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income/(loss)	$286	$20	$288	[5]	$79	$219	$2,878		$(2,409)	$(422)	$(865)	$74
Basis differential
Straight-line rent	$—	$—	$—		$—	$—	$506	[6]	$—	$—	$—	$506
Fair value lease revenue	—	—	—		—	—	437	[6]	—	—	—	437
Depreciation and amortization expense	(47)	3	(24)		(2)	2	(1,899)		5	21	(12)	(1,953)
Total basis differential [7]	(47)	3	(24)		(2)	2	(956)	[6]	5	21	(12)	(1,010)
Income/(loss) from unconsolidated joint ventures	239	23	264	[5]	77	221	1,922		(2,404)	(401)	(877)	(936)
Add:
BXP’s share of depreciation and amortization expense	604	328	1,055	[5]	335	263	4,535		5,125	1,096	1,117	14,458
Less:
BXP’s share of gain on sale of real estate	—	—	—		—	—	—		—	—	(32)	(32)
BXP’s share of FFO	$843	$351	$1,319		$412	$484	$6,457		$2,721	$695	$272	$13,554

Q4 2019
Unconsolidated joint ventures (continued)

_____________

[1]	Annapolis Junction includes three in-service properties and two undeveloped land parcels.

[2]	Includes 1001 6th Street, Dock 72, 7750 Wisconsin Avenue, 1265 Main Street, Wisconsin Place Parking Facility, 3 Hudson Boulevard, 540 Madison Avenue and Platform 16.

[3]	Lease revenue includes recoveries from tenants and service income from tenants.

[4]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

[5]	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

[6]	The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.

[7]	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q4 2019
Lease expirations - All in-service properties[1,2,3]

as of December 31, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease							Percentage of
Expiration			$	$/PSF	$	$/PSF	Total Square Feet
2019	65,428	51,478	2,289,511	44.48	2,289,511	44.48	0.14%	[4]
2020	2,836,829	2,523,999	131,541,565	52.12	134,190,328	53.17	6.85%
2021	3,128,343	2,853,903	155,765,027	54.58	159,581,543	55.92	7.74%
2022	2,783,791	2,519,024	158,818,918	63.05	160,987,878	63.91	6.83%
2023	1,965,371	1,778,470	117,444,225	66.04	126,342,994	71.04	4.83%
2024	3,511,698	3,215,671	197,311,559	61.36	206,399,388	64.19	8.72%
2025	2,448,541	2,193,072	140,949,366	64.27	157,059,155	71.62	5.95%
2026	3,168,132	2,479,329	181,498,243	73.20	201,886,179	81.43	6.73%
2027	2,009,179	1,770,749	112,495,370	63.53	127,415,469	71.96	4.80%
2028	2,416,351	2,246,381	154,413,018	68.74	176,020,200	78.36	6.09%
Thereafter	15,241,778	13,060,172	964,882,924	73.88	1,194,107,461	91.43	35.43%

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease							Percentage of
Expiration			$	$/PSF	$	$/PSF	Total Square Feet
2019	3,112	1,349	100,912	74.81	100,912	74.81	0.06%	[4]
2020	158,572	149,172	9,924,940	66.53	9,927,490	66.55	7.05%
2021	122,114	113,571	9,641,498	84.89	9,649,805	84.97	5.37%
2022	216,241	189,764	14,843,773	78.22	15,062,110	79.37	8.97%
2023	220,280	215,718	17,471,711	80.99	18,243,599	84.57	10.19%
2024	126,315	117,189	8,922,469	76.14	10,102,415	86.21	5.54%
2025	162,924	162,082	10,101,566	62.32	11,157,585	68.84	7.66%
2026	128,299	107,114	20,644,241	192.73	19,231,574	179.54	5.06%
2027	109,049	103,782	13,612,254	131.16	15,251,273	146.95	4.90%
2028	262,728	244,863	14,550,356	59.42	16,028,592	65.46	11.57%
Thereafter	882,904	692,912	57,455,963	82.92	73,749,844	106.43	32.74%

IN-SERVICE PROPERTIES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease							Percentage of
Expiration			$	$/PSF	$	$/PSF	Total Square Feet
2019	68,540	52,827	2,390,423	45.25	2,390,423	45.25	0.14%	[4]
2020	2,995,401	2,673,171	141,466,505	52.92	144,117,818	53.91	6.86%
2021	3,250,457	2,967,474	165,406,525	55.74	169,231,348	57.03	7.61%
2022	3,000,032	2,708,788	173,662,691	64.11	176,049,988	64.99	6.95%
2023	2,185,651	1,994,188	134,915,936	67.65	144,586,593	72.50	5.12%
2024	3,638,013	3,332,860	206,234,028	61.88	216,501,803	64.96	8.55%
2025	2,611,465	2,355,154	151,050,932	64.14	168,216,740	71.42	6.04%
2026	3,296,431	2,586,443	202,142,484	78.15	221,117,753	85.49	6.64%
2027	2,118,228	1,874,531	126,107,624	67.27	142,666,742	76.11	4.81%
2028	2,679,079	2,491,244	168,963,374	67.82	192,048,792	77.09	6.39%
Thereafter	16,124,682	13,753,084	1,022,338,887	74.34	1,267,857,305	92.19	35.29%
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.

[2]	Includes partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q4 2019
Lease expirations - Boston region in-service properties [1,2,3]

as of December 31, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	—	—	—	—	—	—
2020	320,061	320,061	17,130,032	53.52	17,457,608	54.54
2021	840,891	788,274	36,033,217	45.71	36,408,935	46.19
2022	993,311	934,224	42,893,085	45.91	43,331,247	46.38
2023	684,180	628,233	36,335,869	57.84	38,866,130	61.87
2024	915,904	886,701	46,559,072	52.51	48,862,000	55.11
2025	1,043,714	1,027,199	57,042,285	55.53	61,811,476	60.17
2026	1,256,347	1,017,288	67,377,538	66.23	75,387,053	74.11
2027	645,041	645,041	35,841,760	55.57	39,859,525	61.79
2028	1,079,209	1,079,209	66,377,922	61.51	71,900,229	66.62
Thereafter	5,215,679	4,653,431	296,021,071	63.61	366,543,007	78.77

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	—	—	—	—	—	—
2020	65,928	65,928	4,333,660	65.73	4,333,660	65.73
2021	28,293	21,977	2,043,892	93.00	2,062,209	93.84
2022	58,415	58,100	4,057,131	69.83	4,098,027	70.53
2023	76,155	76,155	7,730,418	101.51	8,050,481	105.71
2024	70,982	70,982	4,964,024	69.93	5,030,734	70.87
2025	51,847	51,847	4,470,190	86.22	5,038,014	97.17
2026	20,123	19,258	5,206,926	270.38	5,846,848	303.61
2027	64,450	64,450	10,774,619	167.18	12,002,908	186.24
2028	168,757	167,407	12,007,657	71.73	13,180,898	78.74
Thereafter	445,359	339,507	17,834,563	52.53	20,580,960	60.62

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	—	—	—	—	—	—
2020	385,989	385,989	21,463,692	55.61	21,791,268	56.46
2021	869,184	810,251	38,077,109	46.99	38,471,144	47.48
2022	1,051,726	992,324	46,950,216	47.31	47,429,274	47.80
2023	760,335	704,388	44,066,287	62.56	46,916,611	66.61
2024	986,886	957,683	51,523,096	53.80	53,892,734	56.27
2025	1,095,561	1,079,046	61,512,475	57.01	66,849,490	61.95
2026	1,276,470	1,036,546	72,584,464	70.03	81,233,901	78.37
2027	709,491	709,491	46,616,379	65.70	51,862,433	73.10
2028	1,247,966	1,246,616	78,385,579	62.88	85,081,127	68.25
Thereafter	5,661,038	4,992,938	313,855,634	62.86	387,123,967	77.53
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.

[2]	Includes partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q4 2019
Quarterly lease expirations - Boston region in-service properties [1,2,3]

as of December 31, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	—	—	—	—	—	—
Total 2019	—	—	—	—	—	—

Q1 2020	17,814	17,814	982,255	55.14	982,255	55.14
Q2 2020	45,367	45,367	1,998,245	44.05	2,270,731	50.05
Q3 2020	37,886	37,886	2,268,045	59.86	2,268,045	59.86
Q4 2020	218,994	218,994	11,881,487	54.25	11,936,576	54.51
Total 2020	320,061	320,061	17,130,032	53.52	17,457,608	54.54

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	—	—	—	—	—	—
Total 2019	—	—	—	—	—	—

Q1 2020	7,597	7,597	479,797	63.16	479,797	63.16
Q2 2020	41,296	41,296	2,700,477	65.39	2,700,477	65.39
Q3 2020	15,852	15,852	866,336	54.65	866,336	54.65
Q4 2020	1,183	1,183	287,049	242.65	287,049	242.65
Total 2020	65,928	65,928	4,333,660	65.73	4,333,660	65.73
TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	—	—	—	—	—	—
Total 2019	—	—	—	—	—	—

Q1 2020	25,411	25,411	1,462,052	57.54	1,462,052	57.54
Q2 2020	86,663	86,663	4,698,722	54.22	4,971,208	57.36
Q3 2020	53,738	53,738	3,134,381	58.33	3,134,381	58.33
Q4 2020	220,177	220,177	12,168,536	55.27	12,223,625	55.52
Total 2020	385,989	385,989	21,463,692	55.61	21,791,268	56.46
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.

[2]	Includes partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q4 2019
Lease expirations - Los Angeles region in-service properties [1,2,3]

as of December 31, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	17,471	9,609	571,099	59.43	571,099	59.43	[4]
2020	393,394	209,742	13,058,501	62.26	13,191,460	62.89
2021	313,200	157,524	10,573,309	67.12	11,101,697	70.48
2022	43,921	22,274	1,309,376	58.78	1,438,953	64.60
2023	156,821	82,651	5,135,486	62.13	5,742,982	69.49
2024	111,182	61,150	3,702,760	60.55	4,163,122	68.08
2025	6,450	3,548	209,195	58.97	310,415	87.50
2026	431,010	237,056	14,432,949	60.88	17,561,462	74.08
2027	13,937	7,665	385,094	50.24	441,434	57.59
2028	263,043	134,894	9,206,910	68.25	12,674,129	93.96
Thereafter	346,204	173,102	10,929,950	63.14	18,986,148	109.68

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	—	—	—	—	—	—
2020	17,744	9,759	686,960	70.39	687,357	70.43
2021	—	—	—	—	—	—
2022	39,888	21,850	446,181	20.42	517,214	23.67
2023	1,405	703	44,159	62.86	47,180	67.16
2024	4,333	2,283	114,138	49.99	132,362	57.97
2025	—	—	—	—	—	—
2026	5,827	3,205	274,211	85.56	326,157	101.77
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
Thereafter	23,114	11,813	718,873	60.85	989,876	83.80

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	17,471	9,609	571,099	59.43	571,099	59.43	[4]
2020	411,138	219,501	13,745,461	62.62	13,878,817	63.23
2021	313,200	157,524	10,573,309	67.12	11,101,697	70.48
2022	83,809	44,124	1,755,557	39.79	1,956,167	44.33
2023	158,226	83,354	5,179,645	62.14	5,790,162	69.46
2024	115,515	63,433	3,816,898	60.17	4,295,484	67.72
2025	6,450	3,548	209,195	58.96	310,415	87.49
2026	436,837	240,261	14,707,160	61.21	17,887,619	74.45
2027	13,937	7,665	385,094	50.24	441,434	57.59
2028	263,043	134,894	9,206,910	68.25	12,674,129	93.96
Thereafter	369,318	184,915	11,648,823	63.00	19,976,024	108.03
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.

[2]	Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q4 2019
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]

as of December 31, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	17,471	9,609	571,099	59.43	571,099	59.43	[4]
Total 2019	17,471	9,609	571,099	59.43	571,099	59.43

Q1 2020	9,126	5,019	288,858	57.55	290,102	57.80
Q2 2020	2,608	1,434	95,978	66.91	98,445	68.63
Q3 2020	16,483	9,066	558,853	61.65	575,734	63.51
Q4 2020	365,177	194,223	12,114,812	62.38	12,227,180	62.95
Total 2020	393,394	209,742	13,058,501	62.26	13,191,460	62.89

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	—	—	—	—	—	—
Total 2019	—	—	—	—	—	—

Q1 2020	9,367	5,152	213,419	41.43	213,419	41.43
Q2 2020	—	—	—	—	—	—
Q3 2020	8,377	4,607	473,541	102.78	473,938	102.87
Q4 2020	—	—	—	—	—	—
Total 2020	17,744	9,759	686,960	70.39	687,357	70.43

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	17,471	9,609	571,099	59.43	571,099	59.43	[4]
Total 2019	17,471	9,609	571,099	59.43	571,099	59.43

Q1 2020	18,493	10,171	502,277	49.38	503,521	49.51
Q2 2020	2,608	1,434	95,978	66.93	98,445	68.65
Q3 2020	24,860	13,673	1,032,394	75.51	1,049,672	76.77
Q4 2020	365,177	194,223	12,114,812	62.38	12,227,180	62.95
Total 2020	411,138	219,501	13,745,461	62.62	13,878,817	63.23
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.

[2]	Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q4 2019
Lease expirations - New York region in-service properties [1,2,3]

as of December 31, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	47,957	41,869	1,718,412	41.04	1,718,412	41.04	[4]
2020	523,616	430,891	27,507,597	63.84	27,595,889	64.04
2021	351,836	293,827	26,046,732	88.65	26,502,855	90.20
2022	787,010	627,160	57,965,272	92.43	56,867,394	90.67
2023	259,250	212,771	20,225,440	95.06	21,428,653	100.71
2024	1,149,064	972,435	67,923,771	69.85	68,151,043	70.08
2025	599,727	525,317	42,940,754	81.74	46,164,865	87.88
2026	711,128	514,198	41,633,527	80.97	44,045,674	85.66
2027	458,337	378,196	24,425,879	64.59	28,024,185	74.10
2028	260,250	238,204	21,818,143	91.59	23,584,388	99.01
Thereafter	4,776,192	3,788,901	341,984,833	90.26	415,625,336	109.70

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	761	761	51,770	68.03	51,770	68.03	[4]
2020	1,600	1,600	329,552	205.97	329,552	205.97
2021	10,925	10,925	1,924,906	176.19	1,928,651	176.54
2022	39,689	34,884	5,962,321	170.92	5,973,612	171.24
2023	1,847	1,108	1,209,226	1,091.16	1,358,698	1,226.04
2024	3,075	3,075	880,865	286.46	1,000,173	325.26
2025	1,872	1,030	362,189	351.78	403,954	392.34
2026	40,723	24,232	10,666,160	440.16	8,176,360	337.41
2027	243	146	21,600	148.15	21,600	148.15
2028	—	—	—	—	—	—
Thereafter	248,286	186,252	30,085,106	161.53	41,821,435	224.54

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	48,718	42,630	1,770,182	41.52	1,770,182	41.52	[4]
2020	525,216	432,491	27,837,149	64.36	27,925,441	64.57
2021	362,761	304,752	27,971,638	91.78	28,431,506	93.29
2022	826,699	662,044	63,927,593	96.56	62,841,006	94.92
2023	261,097	213,879	21,434,666	100.22	22,787,351	106.54
2024	1,152,139	975,510	68,804,636	70.53	69,151,216	70.89
2025	601,599	526,347	43,302,943	82.27	46,568,819	88.48
2026	751,851	538,430	52,299,687	97.13	52,222,034	96.99
2027	458,580	378,342	24,447,479	64.62	28,045,785	74.13
2028	260,250	238,204	21,818,143	91.59	23,584,388	99.01
Thereafter	5,024,478	3,975,153	372,069,939	93.60	457,446,771	115.08
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.

[2]	Includes partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q4 2019
Quarterly lease expirations - New York region in-service properties [1,2,3]

as of December 31, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	47,957	41,869	1,718,412	41.04	1,718,412	41.04	[4]
Total 2019	47,957	41,869	1,718,412	41.04	1,718,412	41.04

Q1 2020	170,631	101,645	12,618,677	124.14	12,618,677	124.14
Q2 2020	17,389	17,389	799,455	45.97	799,455	45.97
Q3 2020	262,439	262,439	10,733,142	40.90	10,733,142	40.90
Q4 2020	73,157	49,418	3,356,323	67.92	3,444,614	69.70
Total 2020	523,616	430,891	27,507,597	63.84	27,595,889	64.04

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	761	761	51,770	68.03	51,770	68.03	[4]
Total 2019	761	761	51,770	68.03	51,770	68.03

Q1 2020	1,600	1,600	329,552	205.97	329,552	205.97
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	—	—	—	—	—	—
Total 2020	1,600	1,600	329,552	205.97	329,552	205.97

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	48,718	42,630	1,770,182	41.52	1,770,182	41.52	[4]
Total 2019	48,718	42,630	1,770,182	41.52	1,770,182	41.52

Q1 2020	172,231	103,245	12,948,229	125.41	12,948,229	125.41
Q2 2020	17,389	17,389	799,455	45.97	799,455	45.97
Q3 2020	262,439	262,439	10,733,142	40.90	10,733,142	40.90
Q4 2020	73,157	49,418	3,356,323	67.92	3,444,614	69.70
Total 2020	525,216	432,491	27,837,149	64.36	27,925,441	64.57
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.

[2]	Includes partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q4 2019
Lease expirations - San Francisco region in-service properties [1,2,3]

as of December 31, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	—	—	—	—	—	—
2020	373,340	373,340	22,589,107	60.51	23,951,753	64.16
2021	868,997	868,997	42,925,462	49.40	44,000,205	50.63
2022	691,419	691,419	44,451,808	64.29	46,486,379	67.23
2023	525,676	525,676	38,917,464	74.03	41,919,232	79.74
2024	609,391	609,391	41,789,394	68.58	44,628,433	73.23
2025	444,132	444,132	32,247,403	72.61	39,537,892	89.02
2026	337,183	337,183	27,004,443	80.09	30,107,005	89.29
2027	352,459	352,459	30,015,517	85.16	34,716,253	98.50
2028	480,059	480,059	38,895,544	81.02	46,305,059	96.46
Thereafter	1,996,855	1,996,855	175,634,877	87.96	218,810,211	109.58

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	—	—	—	—	—	—
2020	18,398	18,398	1,067,831	58.04	1,067,831	58.04
2021	22,532	22,532	1,553,043	68.93	1,565,611	69.48
2022	38,819	38,819	2,053,730	52.91	2,094,079	53.94
2023	51,072	51,072	3,117,888	61.05	3,226,890	63.18
2024	10,225	10,225	773,711	75.67	838,158	81.97
2025	31,562	31,562	2,210,263	70.03	2,392,432	75.80
2026	25,598	25,598	1,934,692	75.58	2,110,132	82.43
2027	5,056	5,056	354,538	70.12	405,249	80.15
2028	15,811	15,811	1,034,833	65.45	1,166,485	73.78
Thereafter	67,744	67,744	4,007,747	59.16	4,960,671	73.23

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	—	—	—	$—	—	—
2020	391,738	391,738	23,656,938	60.39	25,019,584	63.87
2021	891,529	891,529	44,478,505	49.89	45,565,816	51.11
2022	730,238	730,238	46,505,538	63.69	48,580,458	66.53
2023	576,748	576,748	42,035,352	72.88	45,146,122	78.28
2024	619,616	619,616	42,563,105	68.69	45,466,591	73.38
2025	475,694	475,694	34,457,666	72.44	41,930,324	88.15
2026	362,781	362,781	28,939,135	79.77	32,217,137	88.81
2027	357,515	357,515	30,370,055	84.95	35,121,502	98.24
2028	495,870	495,870	39,930,377	80.53	47,471,544	95.73
Thereafter	2,064,599	2,064,599	179,642,624	87.01	223,770,882	108.38
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.

[2]	Includes partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q4 2019
Lease expirations - San Francisco region in-service properties [1,2,3]

as of December 31, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	—	—	—	—	—	—
Total 2019	—	—	—	—	—	—

Q1 2020	61,284	61,284	3,433,895	56.03	4,635,669	75.64
Q2 2020	163,355	163,355	8,768,495	53.68	8,890,259	54.42
Q3 2020	78,047	78,047	5,697,039	72.99	5,708,055	73.14
Q4 2020	70,654	70,654	4,689,678	66.38	4,717,769	66.77
Total 2020	373,340	373,340	22,589,107	60.51	23,951,753	64.16

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	—	—	—	—	—	—
Total 2019	—	—	—	—	—	—

Q1 2020	3,945	3,945	241,596	61.24	241,596	61.24
Q2 2020	3,944	3,944	223,743	56.73	223,743	56.73
Q3 2020	8,137	8,137	442,492	54.38	442,492	54.38
Q4 2020	2,372	2,372	160,000	67.45	160,000	67.45
Total 2020	18,398	18,398	1,067,831	58.04	1,067,831	58.04

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	—	—	—	—	—	—
Total 2019	—	—	—	—	—	—

Q1 2020	65,229	65,229	3,675,491	56.35	4,877,265	74.77
Q2 2020	167,299	167,299	8,992,238	53.75	9,114,002	54.48
Q3 2020	86,184	86,184	6,139,531	71.24	6,150,547	71.37
Q4 2020	73,026	73,026	4,849,678	66.41	4,877,769	66.79
Total 2020	391,738	391,738	23,656,938	60.39	25,019,584	63.87
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.

[2]	Includes partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q4 2019
Lease expirations - Washington, DC region in-service properties [1,2,3]

as of December 31, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	—	—	—	—	—	—
2020	1,226,418	1,189,965	51,256,328	43.07	51,993,618	43.69
2021	753,419	745,281	40,186,307	53.92	41,567,851	55.77
2022	268,130	243,947	12,199,377	50.01	12,863,905	52.73
2023	339,444	329,139	16,829,966	51.13	18,385,997	55.86
2024	726,157	685,994	37,336,562	54.43	40,594,790	59.18
2025	354,518	192,876	8,509,729	44.12	9,234,507	47.88
2026	432,464	373,604	31,049,786	83.11	34,784,985	93.11
2027	539,405	387,388	21,827,120	56.34	24,374,072	62.92
2028	333,790	314,015	18,114,499	57.69	21,556,395	68.65
Thereafter	2,906,848	2,447,883	140,312,193	57.32	174,142,759	71.14

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	2,351	588	49,142	83.61	49,142	83.61	[4]
2020	54,902	53,487	3,506,937	65.57	3,509,090	65.61
2021	60,364	58,137	4,119,657	70.86	4,093,334	70.41
2022	39,430	36,111	2,324,410	64.37	2,379,178	65.88
2023	89,801	86,680	5,370,020	61.95	5,560,350	64.15
2024	37,700	30,624	2,189,731	71.50	3,100,988	101.26
2025	77,643	77,643	3,058,924	39.40	3,323,185	42.80
2026	36,028	34,821	2,562,252	73.58	2,772,077	79.61
2027	39,300	34,130	2,461,497	72.12	2,821,516	82.67
2028	78,160	61,645	1,507,866	24.46	1,681,209	27.27
Thereafter	98,401	87,596	4,809,674	54.91	5,396,902	61.61

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	2,351	588	49,142	83.57	49,142	83.57	[4]
2020	1,281,320	1,243,452	54,763,265	44.04	55,502,708	44.64
2021	813,783	803,418	44,305,964	55.15	45,661,185	56.83
2022	307,560	280,058	14,523,787	51.86	15,243,083	54.43
2023	429,245	415,819	22,199,986	53.39	23,946,347	57.59
2024	763,857	716,618	39,526,293	55.16	43,695,778	60.97
2025	432,161	270,519	11,568,653	42.76	12,557,692	46.42
2026	468,492	408,425	33,612,038	82.30	37,557,062	91.96
2027	578,705	421,518	24,288,617	57.62	27,195,588	64.52
2028	411,950	375,660	19,622,365	52.23	23,237,604	61.86
Thereafter	3,005,249	2,535,479	145,121,867	57.24	179,539,661	70.81
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.

[2]	Includes partially placed in-service leased space. Does not include residential units.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

`

Q4 2019
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]

as of December 31, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	—	—	—	—	—	—
Total 2019	—	—	—	—	—	—

Q1 2020	331,684	331,684	13,083,164	39.44	13,135,799	39.60
Q2 2020	435,290	433,503	20,138,049	46.45	20,625,807	47.58
Q3 2020	105,214	102,446	5,375,615	52.47	5,404,288	52.75
Q4 2020	354,230	322,333	12,659,501	39.27	12,827,725	39.80
Total 2020	1,226,418	1,189,965	51,256,328	43.07	51,993,618	43.69

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	2,351	588	49,142	83.61	49,142	83.61	[4]
Total 2019	2,351	588	49,142	83.61	49,142	83.61

Q1 2020	7,487	7,487	356,918	47.67	356,918	47.67
Q2 2020	8,948	8,948	680,563	76.06	682,716	76.30
Q3 2020	9,152	7,737	511,015	66.05	511,015	66.05
Q4 2020	29,315	29,315	1,958,442	66.81	1,958,442	66.81
Total 2020	54,902	53,487	3,506,937	65.57	3,509,090	65.61

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	2,351	588	49,142	83.57	49,142	83.57	[4]
Total 2019	2,351	588	49,142	83.57	49,142	83.57

Q1 2020	339,171	339,171	13,440,082	39.63	13,492,717	39.78
Q2 2020	444,238	442,451	20,818,612	47.05	21,308,523	48.16
Q3 2020	114,366	110,183	5,886,630	53.43	5,915,303	53.69
Q4 2020	383,545	351,648	14,617,943	41.57	14,786,167	42.05
Total 2020	1,281,320	1,243,452	54,763,265	44.04	55,502,708	44.64
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.

[2]	Includes partially placed in-service leased space. Does not include residential units.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q4 2019
Lease expirations - CBD properties [1,2,3]

as of December 31, 2019

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	—	—	—	—	—	—
2020	224,382	224,382	14,686,983	65.46	14,996,942	66.84
2021	322,457	263,524	16,299,350	61.85	16,408,876	62.27
2022	319,548	260,146	18,359,144	70.57	18,132,614	69.70
2023	487,161	431,214	32,630,866	75.67	34,698,691	80.47
2024	454,266	425,063	27,976,198	65.82	29,061,697	68.37
2025	339,481	322,966	24,761,912	76.67	26,919,024	83.35
2026	1,059,823	819,899	61,595,122	75.13	67,838,522	82.74
2027	379,000	379,000	32,679,178	86.22	35,991,210	94.96
2028	1,044,148	1,042,798	69,281,869	66.44	74,976,228	71.90
Thereafter	4,868,528	4,257,912	281,995,407	66.23	352,109,664	82.70

Los Angeles

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	17,471	9,609	571,099	59.43	571,099	59.43	[4]
2020	411,138	219,501	13,745,461	62.62	13,878,817	63.23
2021	313,200	157,524	10,573,309	67.12	11,101,697	70.48
2022	83,809	44,124	1,755,557	39.79	1,956,166	44.33
2023	158,226	83,353	5,179,645	62.14	5,790,161	69.47
2024	115,515	63,433	3,816,898	60.17	4,295,485	67.72
2025	6,450	3,548	209,195	58.97	310,415	87.50
2026	436,837	240,260	14,707,160	61.21	17,887,620	74.45
2027	13,937	7,665	385,094	50.24	441,434	57.59
2028	263,043	134,894	9,206,910	68.25	12,674,129	93.96
Thereafter	369,318	184,915	11,648,823	63.00	19,976,024	108.03

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	14,290	8,202	600,332	73.19	600,332	73.19	[4]
2020	254,876	162,151	17,718,431	109.27	17,805,475	109.81
2021	281,042	223,033	25,222,476	113.09	25,691,840	115.19
2022	737,637	572,982	60,652,429	105.85	59,514,027	103.87
2023	214,779	167,561	19,811,839	118.24	21,094,457	125.89
2024	666,351	489,722	50,925,267	103.99	50,791,493	103.71
2025	396,830	321,578	35,460,027	110.27	38,223,067	118.86
2026	536,927	323,506	44,283,103	136.88	42,996,658	132.91
2027	240,939	160,701	16,824,028	104.69	19,677,433	122.45
2028	216,656	194,610	20,186,973	103.73	21,778,843	111.91
Thereafter	4,757,105	3,707,780	362,240,038	97.70	446,203,471	120.34

Q4 2019
Lease expirations - CBD properties (continued) [1,2,3]

as of December 31, 2019

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	—	—	—	—	—	—
2020	207,252	207,252	15,193,038	73.31	15,223,101	73.45
2021	378,459	378,459	26,918,368	71.13	27,567,265	72.84
2022	444,256	444,256	32,286,299	72.67	33,628,572	75.70
2023	392,225	392,225	30,148,206	76.86	32,239,741	82.20
2024	552,008	552,008	38,505,581	69.76	40,876,650	74.05
2025	293,056	293,056	23,270,897	79.41	26,748,721	91.28
2026	362,781	362,781	28,939,135	79.77	32,217,137	88.81
2027	325,255	325,255	28,056,095	86.26	32,340,351	99.43
2028	471,358	471,358	38,763,949	82.24	45,949,620	97.48
Thereafter	1,999,386	1,999,386	176,776,811	88.42	219,896,200	109.98

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	2,351	588	49,142	83.61	49,142	83.61	[4]
2020	166,926	129,057	6,750,808	52.31	6,811,929	52.78
2021	421,826	411,461	28,313,545	68.81	29,497,818	71.69
2022	138,539	111,037	7,566,414	68.14	7,900,023	71.15
2023	51,216	37,790	2,646,576	70.03	2,942,578	77.87
2024	205,948	187,879	13,717,577	73.01	14,887,760	79.24
2025	148,425	50,398	3,122,896	61.97	3,373,018	66.93
2026	337,051	276,984	26,304,691	94.97	29,407,600	106.17
2027	219,914	78,430	6,085,795	77.60	6,868,993	87.58
2028	161,756	125,466	8,731,518	69.59	10,318,453	82.24
Thereafter	1,393,614	923,844	72,064,910	78.01	89,764,695	97.16

_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.

[2]	Includes partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q4 2019
Lease expirations - Suburban properties [1,2,3]

as of December 31, 2019

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	—	—	—	—	—	—
2020	161,607	161,607	6,776,708	41.93	6,794,326	42.04
2021	546,727	546,727	21,777,759	39.83	22,062,268	40.35
2022	732,178	732,178	28,591,073	39.05	29,296,661	40.01
2023	273,174	273,174	11,435,421	41.86	12,217,919	44.73
2024	532,620	532,620	23,546,898	44.21	24,831,038	46.62
2025	756,080	756,080	36,750,563	48.61	39,930,465	52.81
2026	216,647	216,647	10,989,341	50.72	13,395,379	61.83
2027	330,491	330,491	13,937,201	42.17	15,871,223	48.02
2028	203,818	203,818	9,103,710	44.67	10,104,899	49.58
Thereafter	792,510	735,026	31,860,228	43.35	35,014,303	47.64

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	34,428	34,428	1,169,849	33.98	1,169,849	33.98	[4]
2020	270,340	270,340	10,118,719	37.43	10,119,966	37.43
2021	81,719	81,719	2,749,162	33.64	2,739,665	33.53
2022	89,062	89,062	3,275,164	36.77	3,326,979	37.36
2023	46,318	46,318	1,622,827	35.04	1,692,894	36.55
2024	485,788	485,788	17,879,369	36.80	18,359,723	37.79
2025	204,769	204,769	7,842,916	38.30	8,345,752	40.76
2026	214,924	214,924	8,016,584	37.30	9,225,376	42.92
2027	217,641	217,641	7,623,451	35.03	8,368,352	38.45
2028	43,594	43,594	1,631,169	37.42	1,805,546	41.42
Thereafter	267,373	267,373	9,829,901	36.76	11,243,299	42.05

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	—	—	—	—	—	—
2020	184,486	184,486	8,463,900	45.88	9,796,482	53.10
2021	513,070	513,070	17,560,137	34.23	17,998,550	35.08
2022	285,982	285,982	14,219,239	49.72	14,951,886	52.28
2023	184,523	184,523	11,887,145	64.42	12,906,381	69.94
2024	67,608	67,608	4,057,523	60.02	4,589,941	67.89
2025	182,638	182,638	11,186,769	61.25	15,181,603	83.12
2026	—	—	—	—	—	—
2027	32,260	32,260	2,313,960	71.73	2,781,151	86.21
2028	24,512	24,512	1,166,428	47.59	1,521,924	62.09
Thereafter	65,213	65,213	2,865,813	43.95	3,874,682	59.42

Q4 2019
Lease expirations - Suburban properties (continued) [1,2,3]

as of December 31, 2019

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	—	—	—	—	—	—
2020	1,114,394	1,114,394	48,012,457	43.08	48,690,780	43.69
2021	391,957	391,957	15,992,420	40.80	16,163,367	41.24
2022	169,021	169,021	6,957,373	41.16	7,343,060	43.44
2023	378,029	378,029	19,553,410	51.72	21,003,769	55.56
2024	557,909	528,739	25,808,716	48.81	28,808,018	54.48
2025	283,736	220,122	8,445,757	38.37	9,184,674	41.73
2026	131,441	131,441	7,307,347	55.59	8,149,462	62.00
2027	358,791	343,089	18,202,822	53.06	20,326,595	59.25
2028	250,194	250,194	10,890,847	43.53	12,919,151	51.64
Thereafter	1,611,635	1,611,635	73,056,958	45.33	89,774,966	55.70

_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.

[2]	Includes partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q4 2019
Research coverage

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed above do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Argus Research Company	Jacob Kilstein	646.747.5447
Bank of America Merrill Lynch	Jeffrey Spector / Jamie Feldman	646.855.1363 / 646.855.5808
Barclays Capital	Ross Smotrich	212.526.2306
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citigroup Global Markets	Michael Bilerman / Emmanuel Korchman	212.816.1383 / 212.816.1382
Deutsche Bank Securities	Derek Johnston	212.250.5683
Evercore ISI	Steve Sakwa / Jason Green	212.446.9462
Goldman Sachs & Company, Inc.	Richard Skidmore	801.741.5459
Green Street Advisors	Daniel Ismail	949.640.8780
Jefferies & Co.	Jonathan Petersen	212.284.1705 / 212.336.7076
J.P. Morgan Securities	Anthony Paolone	212.622.6682
KeyBanc Capital Markets	Craig Mailman / Jordan Sadler	917.368.2316 / 917.368.2280
Mizuho Securities	Zachary Silverberg/Omotayo Okusanya	212.205.7855
Morgan Stanley	Vikram Malhotra	212.761.7064
Morningstar	Michael Wong	312.384.5404
Piper Sandler Companies	Alexander Goldfarb / Daniel Santos	212.466.7937 / 212.466.7927
RBC Capital Markets	Mike Carroll	440.715.2649
RW Baird	David Rodgers	216.737.7341
Scotia Capital Inc.	Nicholas Yulico	212.225.6904
SMBC Nikko Securities Inc.	Richard Anderson	646.521.2351
Stifel, Nicolaus & Company	John Guinee / Aaron Wolf	443.224.1307 / 443.224.1206
SunTrust Robinson Humphrey	Michael Lewis	212.319.5659
Wells Fargo Securities	Blaine Heck	443.263.6529

Debt Research Coverage
Bank of America Merrill Lynch	Andrew Molloy	646.855.6435
Barclays	Peter Troisi	212.412.3695
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Thierry Perrein / Kevin McClure	704.715.8455 / 704.410.3252

Rating Agencies
Moody’s Investors Service	Ranjini Venkatesan	212.553.3828
Standard & Poor’s	Michael Souers	212.438.2508

Q4 2019
Definitions
This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after priority allocations, income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 58.
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) on and after February 6, 2015, which was the end of the performance period for 2012 OPP Units and thus the date earned, common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) on and after February 4, 2016, which was the end of the performance period for 2013 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units, (6) on and after February 3, 2017, which was the end of the performance period for 2014 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units, (7) on and after February 4, 2018, which was the end of the performance period for 2015 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2015 MYLTIP Units that were issued in the form of LTIP Units and (8) on and after February 9, 2019, which was the end of the performance period for 2016 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2016 MYLTIP Units that were issued in the form of LTIP Units plus (z) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by their fixed liquidation preference of $2,500 per share. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2017, 2018 and 2019 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Q4 2019
Definitions (continued)
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income (loss) attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains on sales of real estate. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net (loss) income attributable to Boston Properties, Inc. common shareholders.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income attributable to Boston Properties, Inc. common shareholders in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment, hedge amortization and fair value lease revenue, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to Boston Properties, Inc.’s common shareholders determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q4 2019
Definitions (continued)
Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. common shareholders (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization and (2) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that BXP’s Share of Debt and BXP’s Share of cash are utilized instead of the Company’s consolidated debt and cash in the calculation. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q4 2019
Definitions (continued)
Net Operating Income (NOI)
Net operating income (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus (1) preferred dividends, net income attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, impairment losses, depreciation and amortization expense, losses from early extinguishments of debt and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate, gains (losses) from investments in securities and interest and other income. In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue, straight-line ground rent expense adjustment and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from tenants under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. Upon the adoption of Accounting Standards Update No. 2016-02 “Leases” on January 1, 2019, service income from tenants is included in Lease revenue. Prior to adoption, these amounts were included in the line item for Development and management services revenue. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 21 - 24 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q4 2019
Reconciliations

(unaudited and in thousands)
BXP’s Share of select items

	Three Months Ended
	31-Dec-19	30-Sep-19
Revenue	$757,501	$743,553
Partners’ share of revenue from consolidated joint ventures (JVs)	(75,000)	(75,714)
BXP’s share of revenue from unconsolidated JVs	40,146	36,332
BXP’s Share of revenue	$722,647	$704,171

Straight-line rent	$40,460	$(16,803)
Partners’ share of straight-line rent from consolidated JVs	(3,431)	12,633
BXP’s share of straight-line rent from unconsolidated JVs	6,472	2,266
BXP’s Share of straight-line rent	$43,501	$(1,904)

Straight-line rent from deferred revenue [1]	$—	$(36,926)
Partners’ share of straight-line rent from deferred revenue from consolidated JVs [1]	—	14,770
BXP’s share of straight-line rent from deferred revenue from unconsolidated JVs	—	—
BXP’s Share of straight-line rent from deferred revenue [1]	$—	$(22,156)

Fair value lease revenue [2]	$2,965	$4,961
Partners’ share of fair value lease revenue from consolidated JVs [2]	(633)	(1,463)
BXP’s share of fair value lease revenue from unconsolidated JVs [2]	966	969
BXP’s Share of fair value lease revenue [2]	$3,298	$4,467

Lease termination income	$1,397	$1,960
Partners’ share of termination income from consolidated JVs	—	—
BXP’s share of termination income from unconsolidated JVs	—	—
BXP’s Share of termination income	$1,397	$1,960

Non-cash termination income adjustment (fair value lease amounts)	$—	$—
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP’s Share of non-cash termination income adjustment (fair value lease amounts)	$—	$—

Internal leasing and external legal costs that were to be capitalized prior to the adoption of ASU 2016-02 - “Leases” on January 1, 2019	$886	$1,478
Partners’ share of internal leasing and external legal costs from consolidated JVs that were to be capitalized prior to the adoption of ASU 2016-02 - “Leases” on January 1, 2019	(161)	(27)
BXP’s share of internal leasing and external legal costs from unconsolidated JVs that were to be capitalized prior to the adoption of ASU 2016-02 - “Leases” on January 1, 2019	119	72
BXP’s Share of internal leasing and external legal costs that were to be capitalized prior to the adoption of ASU 2016-02 - “Leases” on January 1, 2019	$844	$1,523

Hedge amortization	$1,579	$1,579
Partners’ share of hedge amortization from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization from unconsolidated JVs	—	—
BXP’s Share of hedge amortization	$1,435	$1,435

Straight-line ground rent expense adjustment	$1,016	$1,019
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	40	—
BXP’s Share of straight-line ground rent expense adjustment	$1,056	$1,019

Depreciation and amortization	$169,897	$165,862
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(18,116)	(17,402)
BXP’s share of depreciation and amortization from unconsolidated JVs	14,458	13,745
BXP’s Share of depreciation and amortization	$166,239	$162,205

Q4 2019
Reconciliations (continued)

BXP’s Share of select items (continued)

	Three Months Ended
	31-Dec-19	30-Sep-19
Lease transaction costs that qualify as rent inducements [3]	$2,170	$2,140
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [3]	(168)	(281)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [3]	7,401	182
BXP’s Share of lease transaction costs that qualify as rent inducements [3]	$9,403	$2,041

2nd generation tenant improvements and leasing commissions	$91,627	$124,751
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(5,609)	(56,051)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	23	1,499
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$86,041	$70,199

Maintenance capital expenditures [4]	$25,818	$31,140
Partners’ share of maintenance capital expenditures from consolidated JVs [4]	(998)	(548)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [4]	637	671
BXP’s Share of maintenance capital expenditures [4]	$25,457	$31,263

Interest expense	$102,880	$106,471
Partners’ share of interest expense from consolidated JVs	(10,902)	(10,720)
BXP’s share of interest expense from unconsolidated JVs	10,774	9,795
BXP’s Share of interest expense	$102,752	$105,546

Capitalized interest	$13,658	$16,184
Partners’ share of capitalized interest from consolidated JVs	(1,264)	(1,466)
BXP’s share of capitalized interest from unconsolidated JVs	2,620	2,559
BXP’s Share of capitalized interest	$15,014	$17,277

Amortization of financing costs	$3,300	$3,329
Partners’ share of amortization of financing costs from consolidated JVs	(382)	(382)
BXP’s share of amortization of financing costs from unconsolidated JVs	423	203
BXP’s Share of amortization of financing costs	$3,341	$3,150

_____________

[1]
Represents the straight-line impact related to deferred revenue from a tenant.  The tenant paid for improvements to a long-lived asset of the Company resulting in deferred revenue for the period until the asset was substantially complete, which occurred in the third quarter of 2019.

[2]	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.

[3]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.

[4]	Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q4 2019
Reconciliations (continued)

for the three months ended December 31, 2019
(unaudited and dollars in thousands)

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
CONSOLIDATED JOINT VENTURES	767 Fifth Avenue	100 Federal Street	Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Revenue
Lease [1]	$67,017	$96,417	$163,434
Straight-line rent	4,070	4,007	8,077
Fair value lease revenue	1,448	119	1,567
Termination income	—	—	—
Total lease revenue	72,535	100,543	173,078
Parking and other	2	1,597	1,599
Total rental revenue [2]	72,537	102,140	174,677
Expenses
Operating	30,474	35,960	66,434
Net Operating Income (NOI)	42,063	66,180	108,243

Other income (expense)
Development and management services revenue	—	49	49
Interest and other income	433	587	1,020
Interest expense	(21,396)	(5,216)	(26,612)
Depreciation and amortization expense	(19,878)	(22,712)	(42,590)
General and administrative expense	(64)	(300)	(364)
Total other income (expense)	(40,905)	(27,592)	(68,497)
Net income	$1,158	$38,588	$39,746

BXP’s nominal ownership percentage	60.00%	55.00%

Partners’ share of NOI (after income allocation to private REIT shareholders) [3]	$16,165	$28,928	$45,093
BXP’s share of NOI (after income allocation to private REIT shareholders)	$25,898	$37,252	$63,150
Unearned portion of capitalized fees [4]	$901	$399	$1,300

Partners’ share of select items [3]
Partners’ share hedge amortization	$144	$—	$144
Partners’ share of amortization of financing costs	$346	$36	$382
Partners’ share of capitalized interest	$—	$1,264	$1,264
Partners’ share of lease transaction costs that qualify as rent inducements	$—	$168	$168
Partners’ share of management and other fees	$660	$874	$1,534
Partners’ share of basis differential and other adjustments	$(20)	$1	$(19)

Reconciliation of Partners’ share of EBITDAre [3]
Partners’ NCI	$(173)	$16,511	$16,338
Add:
Partners’ share of interest expense	8,555	2,347	10,902
Partners’ share of depreciation and amortization expense after BXP’s basis differential	7,931	10,185	18,116
Partners’ share of EBITDAre	$16,313	$29,043	$45,356

Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [3]
Rental revenue [2]	$29,015	$45,963	$74,978
Less: Termination income	—	—	—
Rental revenue (excluding termination income) [2]	29,015	45,963	74,978
Less: Operating expenses (including partners’ share of management and other fees)	12,850	17,056	29,906
Income allocation to private REIT shareholders	—	(21)	(21)
NOI (excluding termination income and after income allocation to private REIT shareholders)	$16,165	$28,928	$45,093

Rental revenue (excluding termination income) [2]	$29,015	$45,963	$74,978
Less: Straight-line rent	1,628	1,803	3,431
Fair value lease revenue	579	54	633
Add: Lease transaction costs that qualify as rent inducements	—	168	168
Subtotal	26,808	44,274	71,082
Less: Operating expenses (including partners’ share of management and other fees)	12,850	17,056	29,906
Income allocation to private REIT shareholders	—	(21)	(21)
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$13,958	$27,239	$41,197

Q4 2019
Reconciliations (continued)

for the three months ended December 31, 2019
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
Reconciliation of Partners’ share of Revenue [3]	(The GM Building)	Atlantic Wharf Office	Joint Ventures

Rental revenue [2]	$29,015	$45,963	$74,978
Add: Development and management services revenue	—	22	22
Revenue	$29,015	$45,985	$75,000

_________

[1]	Lease revenue includes recoveries from tenants and service income from tenants.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

[3]	Amounts represent the partners’ share based on their respective ownership percentage.

[4]	Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.

Q4 2019
Reconciliations (continued)

for the three months ended December 31, 2019
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES

	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction [1]	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	The Hub on Causeway	Other Joint Ventures [2]		Total Unconsolidated Joint Ventures
Revenue
Lease [3]	$4,909	$3,224	$7,897		$1,915	$4,436	$19,086		$15,647	$1,903	$1,690		$60,707
Straight-line rent	512	3,221	85		55	21	482		1,091	5,215	3,079		13,761
Fair value lease revenue	—	—	—		—	—	9		953	—	—		962
Termination income	—	—	—		—	—	—		—	—	—		—
Total lease revenue	5,421	6,445	7,982		1,970	4,457	19,577		17,691	7,118	4,769		75,430
Parking and other	209	643	348		55	123	2,659		2,159	215	1,115		7,526
Total rental revenue [4]	5,630	7,088	8,330		2,025	4,580	22,236		19,850	7,333	5,884		82,956
Expenses
Operating	2,589	3,487	3,676		753	1,861	6,397		7,828	3,872	2,917	[5]	33,380
Net operating income	3,041	3,601	4,654		1,272	2,719	15,839		12,022	3,461	2,967		49,576

Other income/(expense)
Development and management services revenue	2	—	—		4	—	—		—	—	—		6
Interest and other income	75	—	141		70	21	223		1	43	183		757
Transaction costs	—	—	—		—	—	—		—	—	(1,000)		(1,000)
Interest expense	(1,432)	(1,789)	(2,075)		(521)	(1,128)	(5,033)		(7,031)	(2,105)	(1,250)		(22,364)
Depreciation and amortization expense	(1,113)	(1,658)	(1,534)		(666)	(881)	(5,273)		(9,329)	(2,224)	(2,676)		(25,354)
General and administrative expense	(1)	(42)	(24)		(1)	—	—		(26)	(18)	(30)		(142)
Gain on sale of real estate	—	—	—		—	—	—		—	—	(53)		(53)
Total other income/(expense)	(2,469)	(3,489)	(3,492)		(1,114)	(1,988)	(10,083)		(16,385)	(4,304)	(4,826)		(48,150)
Net income/(loss)	$572	$112	$1,162		$158	$731	$5,756		$(4,363)	$(843)	$(1,859)		$1,426

BXP’s nominal ownership percentage	50%	20%	25%		50%	30%	50%		55%	50%

BXP’s share of amortization of financing costs	$10	$5	$22	[6]	$15	$4	$13		$72	$129	$153		$423
BXP’s share of capitalized interest	$—	$101	$—	[6]	$—	$—	$—		$—	$814	$1,705		$2,620
BXP’s share of non-cash termination income adjustment (fair value lease amounts)	$—	$—	$—	[6]	$—	$—	$—		$—	$—	$—		$—

Income/(loss) from unconsolidated joint ventures	$239	$23	$264	[6]	$77	$221	$1,922		$(2,404)	$(401)	$(877)		$(936)
Add:
BXP’s share of interest expense	716	358	1,038	[6]	261	338	2,517		3,867	1,053	626		10,774
BXP’s share of depreciation and amortization expense	604	328	1,055	[6]	335	263	4,535	[7]	5,125	1,096	1,117		14,458
Less:
BXP’s share of gain on sale of real estate	—	—	—		—	—	—		—	—	(32)		(32)
BXP’s share of EBITDAre	$1,559	$709	$2,357	[6]	$673	$822	$8,974		$6,588	$1,748	$898		$24,328

Q4 2019
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES
Reconciliation of BXP’s share of Net Operating Income/(Loss)	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction [1]	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	The Hub on Causeway	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [4]	$2,815	$1,418	$4,165	[6]	$1,013	$1,374	$12,061	[7]	$10,918	$3,667	$2,712	$40,143
BXP’s share of operating expenses	1,295	697	1,838	[6]	377	558	3,199		4,305	1,936	1,351	15,556
BXP’s share of net operating income/(loss)	1,520	721	2,327	[6]	636	816	8,862		6,613	1,731	1,361	24,587
Less:
BXP’s share of termination income	—	—	—	[6]	—	—	—		—	—	—	—
BXP’s share of net operating income/(loss) (excluding termination income)	1,520	721	2,327	[6]	636	816	8,862		6,613	1,731	1,361	24,587
Less:
BXP’s share of straight-line rent	256	644	43	[6]	28	6	747	[7]	600	2,608	1,540	6,472
BXP’s share of fair value lease revenue	—	—	—	[6]	—	—	442	[7]	524	—	—	966
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—	—		—	—	—		—	—	40	40
BXP’s share of lease transaction costs that qualify as rent inducements	—	233	2	[6]	—	—	411		—	2,103	4,652	7,401
BXP’s share of net operating income/(loss) - cash (excluding termination income)	$1,264	$310	$2,286	[6]	$608	$810	$8,084	[7]	$5,489	$1,226	$4,473	$24,590

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [4]	$2,815	$1,418	$4,165	[6]	$1,013	$1,374	$12,061	[7]	$10,918	$3,667	$2,712	$40,143
Add:
BXP’s share of development and management services revenue	1	—	—		2	—	—		—	—	—	3
BXP’s share of revenue	$2,816	$1,418	$4,165	[6]	$1,015	$1,374	$12,061	[7]	$10,918	$3,667	$2,712	$40,146

_____________

[1]	Annapolis Junction includes three in-service properties and two undeveloped land parcels.

[2]	Includes 1001 6th Street, Dock 72, 7750 Wisconsin Avenue, 1265 Main Street, Wisconsin Place Parking Facility, 3 Hudson Boulevard, 540 Madison Avenue and Platform 16.

[3]	Lease revenue includes recoveries from tenants and service income from tenants.

[4]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

[5]	Includes approximately $80 of straight-line ground rent expense.

[6]	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

[7]	The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.

Q4 2019
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

Three Months Ended
31-Dec-18
Revenue
Rental
Base rent	$541,902
Recoveries from tenants	109,265
Parking and other	27,831
Total rental revenue	678,998
Hotel revenue	11,745
Development and management services	12,195
Direct reimbursements of payroll and related costs from management services contracts	2,219
Total revenue	705,157
Expenses
Operating
Rental	253,043
Hotel	8,221
General and administrative	27,683
Payroll and related costs from management services contracts	2,219
Transaction costs	195
Depreciation and amortization	165,439
Total expenses	456,800
Other income (expense)
Income from unconsolidated joint ventures	5,305
Gains on sales of real estate	59,804
Interest and other income	3,774
Impairment losses	(11,812)
Losses from early extinguishments of debt	(16,490)
Losses from investments in securities	(3,319)
Interest expense	(100,378)
Net income	185,241
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(16,425)
Noncontrolling interest - common units of the Operating Partnership	(17,662)
Net income attributable to Boston Properties, Inc.	151,154
Preferred dividends	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders	$148,529

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.96
Net income attributable to Boston Properties, Inc. per share - diluted	$0.96